UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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iCAD, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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iCAD, Inc.
98 Spit Brook Road, Suite 100
Nashua, New Hampshire 03062

May 4, 2009

Dear Fellow Stockholders:

You are cordially invited to attend iCAD, Inc’s Annual Meeting of Stockholders which will be held on Tuesday, June 23, 2009, at 11:00 A.M. (local time), at the Marriott Courtyard New York Manhattan/Midtown East, Empire Room, 866 Third Avenue (between 52nd and 53rd Street), New York NY  10022.

The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

Your vote is very important.  Whether or not you plan to attend the meeting in person, we will appreciate a prompt submission of your vote.  We hope to see you at the meeting.

Cordially,

Kenneth Ferry
President and Chief Executive Officer

iCAD, Inc.
98 Spit Brook Road, Suite 100
Nashua, New Hampshire 03062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 23, 2009

To the Stockholders of iCAD, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of iCAD, Inc. (the “Company”) will be held on Tuesday, June 23, 2009, at  11:00 A.M. (local time), at the Marriott Courtyard New York Manhattan/Midtown East, Empire Room, 866 Third Avenue (between 52nd and 53rd Street), New York NY  10022, for the following purposes:

1.	To elect seven directors for a one-year term and until their respective successors have been duly elected and qualified;

2.
To consider and vote upon the proposal to amend the iCAD, Inc. 2007 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance by 3,000,000 shares from 2,250,000 to 5,250,000 shares; and

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on May 1, 2009 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Your Board of Directors believes that the election of the nominees specified in the accompanying proxy statement as directors at the Annual Meeting is in the best interests of the Company and its stockholders and, accordingly, unanimously recommends a vote “FOR” such nominees. Further, the Board believes that the proposed amendment to the Company’s 2007 Stock Incentive Plan is in the best interests of the Company and its stockholders and, accordingly, unanimously recommends a vote “FOR” such proposal.

By Order of the Board of Directors,

Darlene M. Deptula-Hicks
Executive Vice President of Finance and Chief
May 4, 2009	Financial Officer, Treasurer and Secretary

PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF iCAD, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP.  IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF iCAD, INC. STOCK TO GAIN ADMISSION TO THE MEETING.

iCAD, Inc.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 23, 2009

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of iCAD, Inc. (the "Company", “iCAD”, “we”, “us”, or “our”) for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 23, 2009, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

At the Annual Meeting, the stockholders of the Company will vote on proposals (1) to elect seven individuals to serve as directors, (2) to approve an amendment to the Company’s 2007 Stock Incentive Plan to increase the number of shares of its common stock, par value $.01 per share (the “Common Stock”) authorized for issuance under the plan by 3,000,000 shares (from 2,250,000 to 5,250,000 shares), and (3) any other matters properly brought before the Annual Meeting or any adjournment or adjournments thereof.

Notice of Electronic Availability of Proxy Statement and Annual Report. As permitted by rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2008 available to our stockholders electronically via the Internet instead of mailing a printed copy of these materials to each such stockholder. On or about  May 11, 2009, we will mail to our stockholders a notice containing instructions on how to access this proxy statement and our annual report to stockholders and vote online (the “Notice”). If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. The Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report to stockholders. The Notice also instructs you on how you may submit your proxy over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:  This Proxy Statement and the Company’s Annual Report to Stockholders are available for review on the Internet at http://www.cstproxy.com/icadmed/2009. Instructions on how to access and review the materials on the Internet can also be found on the Notice, or as applicable, on the accompanying proxy card.

Proxies duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting.  Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address and telephone number of the principal executive office of the Company is:
98 Spit Brook Road,
Suite 100
Nashua, NH 03062
Telephone No.:
(603) 882-5200

If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

OUTSTANDING STOCK AND VOTING RIGHTS

Only holders of the Company’s Common Stock at the close of business on May 1, 2009, (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting.  As of the Record Date, the Company had 45,358,375 shares of Common Stock outstanding.  Each share of Common Stock is entitled to one vote on all matters.  There are no cumulative voting rights.

VOTING PROCEDURES

The directors will be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock that are present in person or represented by proxy at the Annual Meeting, provided a quorum is present.  Therefore, the nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company.   A quorum is present if, as of the Record Date, at least a majority of the aggregate votes represented by holders of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting.  All other matters at the Annual Meeting will be decided by the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock cast with respect thereto, provided a quorum is present.

Votes will be counted and certified by one or more Inspectors of Election who are expected to be an employee of either Continental Stock Transfer & Trust Company, the transfer agent for the Common Stock or a representative of the Company’s legal counsel.  In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of directors.   For purposes of determining approval of any other matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting.  Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

Proxies will be voted in accordance with the instructions thereon.  Unless otherwise stated, all shares represented by a proxy will be voted as instructed.  If a proxy is executed but no instructions as to how to vote are given the persons named as proxies in the accompanying proxy card intend to vote the shares represented in favor of the proposed nominees for director listed below and in favor of the proposal to amend the Company’s 2007 Stock Incentive Plan described below.

PROPOSAL I

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides for the annual election of all of its directors.  Currently, at each Annual Meeting of Stockholders, directors are elected for a one year term. Each director will be elected to serve during his or her elected term until a successor is elected and qualified or until the director's earlier resignation or removal.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the seven persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director.  In the event any of the nominees listed below is unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors.  Each of the persons named below, who are presently members of the Company’s Board of Directors, has indicated to the Board of Directors of the Company that he or she will be available to serve.

All nominees have been recommended by the Company’s Nominating and Corporate Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name, age and principal occupation of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company.

		Principal Occupation	Director
Name	Age	or Employment	Since

Dr. Lawrence Howard	56	General Partner of Hudson Ventures, LP	2006

Kenneth Ferry	55	President and Chief Executive Officer of iCAD, Inc.	2006

Rachel Brem, MD	50	Professor and Vice Chairman in the Department of Radiology at The George Washington University Medical Center and Associate Director of the George Washington Cancer Institute	2004

Anthony Ecock	47	Senior Operating Executive of Welsh, Carson, Anderson & Stowe	2008

Steven Rappaport	60	Partner of RZ Capital, LLC	2006

Maha Sallam, PhD	42	Vice President of the CT Program of iCAD, Inc.	2002

Elliot Sussman, MD	57	President and Chief Executive Officer of Lehigh Valley Health Network	2002

Dr. Lawrence Howard was appointed Chairman of the Board in 2007 and has been a director of the Company since November 2006. Dr. Howard has been, since March 1997, a general partner of Hudson Ventures, L.P. (formerly known as Hudson Partners, L.P.), a limited partnership that is the general partner of Hudson Venture Partners, L.P. (“HVP”), a limited partnership that is qualified as a small business investment company.  Since March 1997, Dr. Howard has also been a managing member of Hudson Management Associates LLC, a limited liability company that provides management services to HVP. Since November 2000, Dr. Howard has been a General Partner of Hudson Venture Partners II, and a limited partner of Hudson Venture II, L.P. He was a founder and has been since November 1987, and continues to be, a director of Presstek, Inc. (“Presstek”), a public company which has developed proprietary imaging and consumables technologies for the printing and graphic arts industries, and served in various officer positions at Presstek from October 1987 to June 1993, lastly as its Chief Executive Officer.

Kenneth Ferry has served as the Company’s President and Chief Executive Officer since May 2006.  He has over 25 years of experience in the healthcare technology field, with more than 10 years experience in senior management positions. Prior to joining the Company, from October 2003 to May 2006, Mr. Ferry was Senior Vice President and General Manager for the Global Patient Monitoring business for Philips Medical Systems, the market leader in the medical diagnostic imaging and patient monitoring systems industry. In this role he was responsible for Research & Development, Marketing, Business Development, Supply Chain and Manufacturing, Quality and Regulatory, Finance and Human Resources.  From September 2001 to October 2003, Mr. Ferry served as Senior Vice President for Philips Medical Systems Division.  From 1983 to 2001, Mr. Ferry served in a number of management positions with Hewlett Packard Company, a global provider of products, technologies, software solutions and services to individual consumers and businesses and Agilent Technologies, Inc., a provider of core bio-analytical and electronic measurement solutions to the communications, electronics, life sciences and chemical analysis industries.

Dr. Rachel Brem is currently the Professor and Vice Chairman in the Department of Radiology at The George Washington University Medical Center and Associate Director of the George Washington Cancer Institute.  Dr. Brem has been at the George Washington University since 2000.  From 1991 to 1999 Dr. Brem was at the John Hopkins Medical Institution where she introduced image guided minimally invasive surgery and previously was the Director of Breast Imaging.  Dr. Brem is a nationally and internationally recognized expert in new technologies for the improved diagnosis of breast cancer and has published over 80 manuscripts.

Anthony Ecock has led the Resources Group at the private equity investment firm, Welsh, Carson, Anderson & Stowe ("WCAS"), since 2007.  Mr. Ecock has over 10 years of experience in the healthcare technology field. At WCAS, Mr. Ecock leads a team that is responsible for helping portfolio companies identify and implement growth, earnings and cash flow improvement opportunities. Before joining WCAS, he served as Vice President and General Manager of General Electric Healthcare’s Enterprise Sales organization, from 2003 to 2007.  From 1999 to 2003 he served as General Manager of Hewlett Packard’s Patient Monitoring Division, which was subsequently spun off as part of Agilent Technologies and was then sold to Koninklijke Philips Electronics, N.V., where Mr. Ecock was named a Senior Vice President.  Prior to that, Mr. Ecock worked at the consulting firm of Bain & Company for 12 years where he was a Partner, Practice Leader for Information Technology and Global Program Director for Consultant Training.

Steven Rappaport has been a partner of RZ Capital, LLC since July 2002, a private investment firm that also provides administrative services for a limited number of clients. From March 1995 to July 2002, Mr. Rappaport was Director, President and Principal of Loanet, Inc., an online real-time accounting service used by brokers and institutions to support domestic and international securities borrowing and lending activities. Loanet, Inc. was acquired by SunGard Data Systems in May 2001. From March 1992 to December 1994, Mr. Rappaport was Executive Vice President of Metallurg, Inc. (“Metallurg”), a producer and seller of high quality specialty metals and alloys, and President of Metallurg’s subsidiary, Shieldalloy Corporation. He served as Director of Metallurg from 1985 to 1998. From March 1987 to March 1992, Mr. Rappaport was Director, Executive Vice President and Secretary of Telerate, Inc. (“Telerate”), an electronic distributor of financial information. Telerate was acquired by Dow Jones over a number of years commencing in 1985 and culminating in January 1990, when it became a wholly-owned subsidiary. Mr. Rappaport practiced corporate and tax law at the New York law firm of Hartman & Craven from August 1974 to March 1987. He became a partner in the firm in 1979.  Mr. Rappaport is currently serving as an independent director of Presstek and a number of open and closed end American Stock Exchange funds of which Credit Suisse serves as the investment adviser.

Maha Sallam, PhD has been a Vice President of the Company since July 2002.   From 1997 until the Company’s acquisition of Intelligent Systems Software, Inc. (“ISSI”) in July 2002, Dr. Sallam served as Director and as President then Executive Vice President of Regulatory Affairs and Clinical Testing at ISSI, and was one of ISSI’s founders. Dr. Sallam served iCAD as Vice President of Regulatory Affairs until 2003. Subsequently, she was responsible for the Company’s Advocacy and Research Grants program. In 2005, Dr. Sallam took responsibility for new product initiatives in the Computed Tomography (CT) area and continues to serve as the Company’s Vice President for the CT Program. Dr. Sallam holds a Ph.D. in Computer Engineering from the University of South Florida.

Dr. Elliot Sussman is currently President and Chief Executive Officer of Lehigh Valley Health Network, a position he has held since 1993.  Dr. Sussman is the Leonard Parker Pool Professor of Health Systems Management, Professor of Medicine, and Professor of Health Evaluation Sciences at Pennsylvania State University’s College of Medicine.  Dr. Sussman served as a Fellow in General Medicine and a Robert Wood Johnson Clinical Scholar at the University of Pennsylvania, and trained as a resident at the Hospital of the University of Pennsylvania.  Dr. Sussman is a director and the Chairperson of the compensation committee of the Board of Directors of Universal Health Realty Income Trust, a public company involved in real estate investment trust primarily engaged in investing in healthcare and human service-related facilities.

DIRECTOR INDEPENDENCE

The Board has determined that Drs. Brem and Sussman and Messrs. Rappaport and Ecock, meet the director independence requirements under the applicable Marketplace Rule of The NASDAQ Stock Market LLC (“NASDAQ”).  In reaching this conclusion the Board reviewed the definition of independence under the applicable NASDAQ Marketplace Rule and the answers to annual questionnaires completed by each of the independent directors and also considered the investments in convertible notes of the Company made by certain of the independent directors during 2006.

BOARD OF DIRECTORS  MEETINGS AND BOARD COMMITTEES

During the fiscal year ended December 31, 2008, the Board of Directors held six meetings.  In addition, the Board took action by unanimous written consent in lieu of meetings. During 2008, each of the Company’s directors, attended at least seventy-five percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of all Board committees on which they served.

The Company’s current policy strongly encourages that all of its Directors attend all Board and Committee meetings and the Company’s Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance. Five of the seven directors attended last year's Annual Meeting of Stockholders.

BOARD COMMITTEES

The Board of Directors maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee.  The Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are comprised solely of persons who meet the definition of an “Independent Director” under the NASDAQ Marketplace Rules.  In addition, the Board has determined that each member of the Audit Committee meets the independence requirements of applicable SEC rules. The Audit Committee and the Compensation Committee operate under written charters adopted by the Board of Directors. A copy of the Audit Committee charter is attached as Exhibit A to this Proxy Statement. A copy of the Compensation Committee charter is attached as Exhibit B to this Proxy Statement. The Nominating and Corporate Governance Committee adopted a charter, a copy of which was filed as Exhibit B to our Definitive Proxy Statement on Schedule 14A filed with the SEC on May 16, 2008.  None of the charters referred to above is available on our website.

The Audit Committee, among other things, selects the firm to be appointed as the independent registered public accounting firm to audit our financial statements and reviews and discusses the scope and results of each audit with the independent registered public accounting firm and with management.  The Audit Committee held six meetings during 2008. The Audit Committee currently consists of, Mr. Rappaport, Chairperson, and Mr. Ecock and Dr. Sussman.  The Board of Directors has determined that Mr. Rappaport qualifies as the Audit Committee’s “financial expert” under applicable SEC rules and determined that each member met the criteria of "independent director" under applicable NASDAQ and SEC rules

The Nominating and Corporate Governance Committee is responsible for, among other things, developing and recommending to the Board corporate governance policies for iCAD, establishing procedures for the director nomination process and recommending nominees for election to the Board.  The Nominating and Corporate Governance Committee held one meeting during 2008.  The Nominating and Corporate Governance Committee currently consists of, Mr. Ecock, Chairperson, and Dr. Brem each of whom was determined by the Board to have met the criteria of an "independent director" under applicable NASDAQ rules.

 The Compensation Committee of the Board of Directors is responsible for, among other things, assisting the Board in overseeing our executive compensation strategy and reviewing and approving the compensation of our executive officers and administering our various stock option and incentive plans.  Under our 2007 Stock Incentive Plan certain of the administrative functions may be delegated to our Chief Executive Officer or Chief Financial Officer.  The Compensation Committee held four meetings during 2008.  The Compensation Committee currently consists of, Dr. Sussman, Chairperson, and Dr. Brem.  The Board of Directors determined that each met the criteria of an "independent director" under applicable NASDAQ rules.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires certain of our officers and our directors, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such forms received by us, we believe that during the year ended December 31, 2008, all filing requirements applicable to all of our officers, directors, and greater than 10% beneficial stockholders were timely complied with, except for Dr. Sussman who filed a late Form 4 with respect to purchases of Common Stock made on November 21, 2008 and a late Form 4 for Maha Sallam with respect to grants of stock options and restricted stock on January 24, 2008.

CODE OF BUSINESS CONDUCT AND ETHICS

iCAD has developed and adopted a comprehensive Code of Business Conduct and Ethics to cover all employees.  Copies of the Code of Business Conduct and Ethics can be obtained, without charge, upon written request, addressed to:

iCAD, Inc.
98 Spit Brook Road, Suite 100
Nashua, NH 03062
Attention: Corporate Secretary

COMMUNICATIONS WITH THE BOARD

The Board of Directors, through its Nominating and Corporate Governance Committee, has established a process for stockholders to send communications to the Board of Directors.  Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of iCAD, Inc. c/o Corporate Secretary, 98 Spit Brook Road, Suite 100, Nashua, NH  03062.  Stockholders should identify their communication as being from an iCAD stockholder.  The Corporate Secretary may require reasonable evidence that the communication or other submission is made by an iCAD stockholder before transmitting the communication to the Board of Directors.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholders wishing to recommend director candidates to the Nominating and Corporate Governance Committee must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, iCAD, Inc., 98 Spit Brook, Suite 100, Nashua, NH 03062.

The Nominating and Corporate Governance Committee will consider nominees recommended by iCAD stockholders provided that the recommendation contains sufficient information for the Nominating and Corporate Governance Committee to assess the suitability of the candidate, including the candidate’s qualifications, and complies with the procedures set forth below under “Deadline and Procedures for Submitting Board Nominations”.  In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NASDAQ Rules, or, alternatively, a statement that the recommended candidate would not be so barred. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. A nomination which does not comply with the above requirements will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for iCAD.  Criteria for selection of candidates will include, but not be limited to:  (i) business and financial acumen, as determined by the Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to iCAD. Such persons should not have commitments that would conflict with the time commitments of a Director of iCAD.  Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Nominating and Corporate Governance Committee.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

Our Amended and Restated By-laws, requires a stockholder wishing to nominate a candidate for election to our Board of Directors at a meeting of our stockholders to give written notice, containing the required information specified above, that must be delivered personally to or mailed to and received by our Corporate Secretary at our principal executive offices (currently located at 98 Spit Brook Road, Suite 100, Nashua, NH 03062), not less than 50 days nor more than 75 days prior to the meeting; provided, however, that, in the event that we give less than 65 days notice or prior public disclosure of the date of the meeting to our stockholders, notice by the stockholder to be timely must be received by our Corporate Secretary not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) such public disclosure was made. Any such notice must set forth: (i) the name and record address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) the class or series and number of shares of our stock which are held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and of the date of such notice; (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) under which the nomination or nominations are to be made by such stockholder; (v) the name, age, business address and residence address of the nominee and such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed by us pursuant to the proxy rules of the SEC, had each nominee been nominated, or intended to be nominated by our Board of Directors; and (vi) the written consent of each nominee to serve as our director, if so elected.

COMPENSATION OF DIRECTORS

Compensation of Directors is determined by the Board in conjunction with recommendations made by the Compensation Committee. The following is the 2008 compensation paid to those members of the Board who are not employed by us or any of our subsidiaries and were not employed by us or any of our subsidiaries at any time during 2008, our “Non-Employee Directors”.

2008 Non-Employee Director Compensation:

Cash Compensation

a)  Amounts.   For 2008, each Non-Employee Director received an annual retainer of $18,000 except for the Chairperson of the Board who received an annual retainer of $35,000.  In addition to the $18,000 retainer, the Chairperson of the Audit Committee received an annual fee of $7,500 and the Chairperson of the Compensation Committee received an annual fee of $3,000. Our designated “financial expert” also received an additional annual fee of $5,000 unless the financial expert is also the Chairperson of the Audit Committee and received the $7,500 fee for acting as such Chairperson.

Additionally, for each Board or Board Committee meeting attended in person, each Non-Employee Director received $1,000.  For each Board meeting attended telephonically, each Non-Employee Director received $1,000. For each Board Committee meeting attended telephonically, each Non-Employee Director received $500.

b)  Payment Dates.  The Non-Employee Director annual board retainer, Committee Chair retainer and the designated financial expert retainer was paid quarterly, in arrears on the 20th day of April, July, October and January of each year (or if such date was not a business day on the next following business day).  The $1,000 and/or $500 fees for attendance at Board or Board Committee meetings was also paid in arrears on the 20th day of April, July, October and January of each year (or if such date was not a business day on the next following business day) for meetings attended in the immediately preceding quarter (each a “payment date”).

c)  Election to receive options in lieu of cash fees.

In lieu of receiving the cash payments set forth above, each Non-Employee Director was entitled to choose to receive five-year non-qualified stock options to purchase that number of shares of our Common Stock that has a Black Sholes value (as determined by us using the same methodology we use to calculate options for purposes of our audited financial statements) on a given payment date equal to the value of the cash fees the director would otherwise be entitled to. An election, once made, was irrevocable and covered all of the cash fees for the ensuing year.   Any option issued under this election vested immediately upon the date of issuance and had an exercise price equal to the fair market value of the common stock on the applicable payment date and were not subject to forfeiture as a result of the director ceasing to act as a director of iCAD.  In 2008, we had four non-employee directors elect to receive options in lieu of cash fees.

Equity Compensation

a.)    Initial Awards of Options for New Directors.

Any person who is elected or appointed as an Non-Employee Director and who has not served as our director in the prior calendar year automatically receives, on the date of election or appointment to the Board, an award of five-year immediately exercisable non-qualified stock options to purchase 25,000 shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant and that will not be subject to forfeiture as a result of the director ceasing to act as our director.

b.)  Quarterly Option Awards.

On each payment date in 2008, each Non-Employee Director was granted five-year immediately exercisable non-qualified options to purchase shares of our Common Stock. The options were payable in arrears for Board or Board Committee services rendered by the Non-Employee Director in the three month period immediately preceding the date of the award or “Service Period”. The exercise price of these options are equal to the fair market value of the Common Stock on the applicable quarterly payment date and are not subject to forfeiture as a result of the director ceasing to act as our director.  A total of 3,750 options were granted to each director who served for the entire Service Period. Any Non-Employee Director who served for only a portion of the Service Period received proportionately fewer options.

The following table provides information on director compensation paid by us during 2008.  An executive officer who serves on our Board does not receive additional compensation for serving on the Board.

DIRECTOR COMPENSATION

Name (3)	Fees earned or paid in cash (1) ($)	Option Awards (2) ($)	Total ($)
Dr. Lawrence Howard	41,000	13,292	54,292
Dr. Rachel Brem	-	38,292	38,292
Anthony Ecock	16,121	9,581	25,702
James Harlan (4)	-	20,543	20,543
Steven Rappaport	-	47,791	47,791
Dr. Elliot Sussman	-	42,791	42,791

(1)	These amounts do not include fees that were earned but paid in options pursuant to the election by certain directors to receive options in lieu of cash fees.
(2)
The amounts included in the “Option Awards” column represent the compensation cost recognized by us in 2008 related to stock option awards to directors, computed in accordance with SFAS No. 123R.  For a discussion of valuation assumptions, see Note 5 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”).  All options granted to directors in 2008 vested immediately.  The amounts included options that were issued in lieu of cash fees pursuant to an election made by certain of the directors.

(3)
As of December 31, 2008, the aggregate number of unexercised stock options held by each person who was a Non-Employee director was as follows: Dr. Howard - 51,250; Dr. Brem – 138,195; Mr. Ecock – 32,500; Mr. Rappaport - 76,861; Dr. Sussman - 103,536.

(4)	Mr. James Harlan’s term as one of our directors expired at our Annual Meeting of Stockholders held on June 17, 2008.

2009 Non-Employee Director Compensation:

On November 16, 2008, our Compensation Committee and Board of Directors agreed to continue to compensate our Non-Employee Directors in 2009 at the same rate as the 2008 compensation discussed above and will review it periodically.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors.  The Board elects our officers on an annual basis.

In addition to Mr. Kenneth Ferry, our President and Chief Executive Officer, our other executive officers are Ms. Darlene Deptula-Hicks, our Executive Vice President of Finance and Chief Financial Officer, Mr. Jeffrey Barnes, our Senior Vice President of Sales, Ms. Stacey Stevens, our Senior Vice President of Marketing and Strategy and Mr. Jonathan Go, our Senior Vice President of Research and Development.

Darlene Deptula-Hicks, 51, has served as the Company’s Executive Vice President of Finance and Chief Financial Officer and Treasurer since September 2006.  She has more than 25 years experience in financial management within the medical device and high technology industries.  Prior to joining the Company, from January 2002 to February 2006, Ms. Deptula-Hicks served as Executive Vice President and Chief Financial Officer and Treasurer of ONI Medical Systems, Inc., a venture capital-backed designer and manufacturer of high-field diagnostic imaging systems. From 1998 to 2001, Ms. Deptula-Hicks was Executive Vice President and Chief Financial Officer and Treasurer of Implant Sciences Corporation, an early stage medical device company that had its initial public offering (“IPO”) in June of 1999. Ms. Deptula-Hicks led the pre-IPO and post-IPO activities for the company.  Ms. Deptula-Hicks has also held various senior financial and accounting positions at Abiomed, Incorporated; GCA Corporation; Edwards High Vacuum International and Puritan Bennett Corporation. Ms. Deptula-Hicks also currently serves on the Board of Directors and as Chair of the Audit Committee of USfalcon, Inc., a private information technology and professional services company serving military, federal and commercial customers worldwide. Ms. Deptula-Hicks previously served on the Board of Directors and as Chair of the Audit Committees of IMCOR Pharmaceutical Company, a public biotech company and Technest Holdings, Inc. a public defense and homeland security company.  Ms. Deptula-Hicks received her Bachelor of Science degree in Accounting from New Hampshire College and her MBA degree from Rivier College.

Jeffrey Barnes, 47, has served as the Company’s Senior Vice President of Sales since May 2006.  For the 17 years prior to joining the Company Mr. Barnes served in a variety of sales and marketing management positions with Philips Medical Systems, Agilent Technologies, Inc. and Hewlett Packard Healthcare Solutions Group (which was acquired in 2001 by Philips Medical Systems).  From November 2002 to May 2006 he was Vice President Sales and National Sales Manager for Cardiac Resuscitation Solutions at Philips Medical Systems, where he worked closely with iCAD’s Chief Executive Officer, Kenneth Ferry.  Mr. Barnes was responsible for sales and service operations at Philips’ market-leading defibrillation field organization.  From May 2000 to November 2002, Mr. Barnes served as Vice President of Marketing, Americas, for the Cardiac and Monitoring Systems unit of Hewlett-Packard/Agilent and Philips Medical Systems.  He was responsible for all marketing activities and certain direct sales activities for the North and South American field operation.  Mr. Barnes earned a Bachelor of Arts degree in Economics from St. Lawrence University and an MBA degree from New York University’s Leonard N. Stern School of Business.

Stacey Stevens, 41, has served as the Company’s Senior Vice President of Marketing and Strategy since June 2006. During the past 16 years, Ms. Stevens has served in a variety of sales, business development, and marketing management positions with Philips Medical Systems, Agilent Technologies, Inc. and Hewlett Packard's Healthcare Solutions Group (which was acquired in 2001 by Philips Medical Systems). From February 2005 until joining the Company she was Vice President, Marketing Planning at Philips Medical Systems, where she was responsible for the leadership of all global marketing planning functions for Philips' Healthcare Business. From 2003 to January 2005, she was Vice President of Marketing for the Cardiac and Monitoring Systems Business Unit of Philips where she was responsible for all marketing and certain direct sales activities for the America's Field Operation. Prior to that, Ms. Stevens held several key marketing management positions in the Ultrasound Business Unit of Hewlett-Packard/Agilent and Philips Medical Systems. Ms. Stevens earned a Bachelor of Arts Degree in Political Science from the University of New Hampshire, and an MBA from Boston University’s Graduate School of Management.

Jonathan Go, 46, has served as the Company’s Senior Vice President of Research and Development since October 2006.  Mr. Go brings more than twenty years of software development experience in the medical industry to his position with the Company.  From February 1998 to May 2006, Mr. Go served as Vice President of Engineering at Merge eMed Inc., a provider of Radiology Information System and Picture Archiving and Communication Systems solutions for imaging centers, specialty practices and hospitals. At Merge eMed, Mr. Go was responsible for software development, product management, testing, system integration and technical support for all of eMed's products. From July 1986 to January 1998, Mr. Go held various development roles at Cedara Software Corp. in Toronto culminating as Director of Engineering. Cedara Software is focused on the development of custom engineered software applications and development tools for medical imaging manufacturers. At Cedara Mr. Go built the workstation program, developing multiple specialty workstations that have been adopted by a large number of partners. Mr. Go earned a Bachelor of Science in Electrical Engineering from the University of Michigan and a Masters of Science in Electrical Engineering and Biomedical Engineering from the University of Michigan.

EXECUTIVE COMPENSATION

The following discussion covers the compensation arrangements of our current principal executive officer, our current principal financial officer and our current three other executive officers (the “Named Executive Officers”) and includes a general discussion and analysis of our compensation program for our executive officers as well as a series of tables containing specific compensation information for our Named Executive Officers. This discussion contains forward looking statements that are based upon our current executive compensation program, policies and methodologies. We may make changes in this program and these policies and methodologies in the future, and if made, we could have materially different compensation arrangements in the future

Compensation Discussion and Analysis

This Compensation Discussion and Analysis is intended to provide information about our compensation objectives, policies and practices for our Named Executive Officers. The Compensation Committee of our Board of Directors oversees and approves all compensation decisions relating to our Named Executive Officers.

We compete in a competitive market for personnel, both for executive and for non-executive employees. The healthcare industry in general is highly competitive and characterized by continual change and improvement in technology. Desirable candidates for employment may also have opportunities from other attractive healthcare or high technology employers.  Our long term success depends on our ability to continue to develop and market innovative Computer-Aided Detection systems and advance image analysis and workflow products worldwide that address important medical needs. Our ability to compete effectively depends to a large extent on our success in identifying, recruiting, developing and retaining key management personnel. A key element of our compensation strategy is the design and implementation of an executive compensation program that provides competitive and differentiated levels of pay based on corporate and individual performance and reinforces the alignment of interests of the members of our executive management team with those of our stockholders.

While our compensation program includes short-term elements, such as annual base salary, and generally annual incentive cash bonuses, a significant aspect of our compensation program includes longer term elements such as equity-based incentive awards through grants of stock options or other stock-based awards, primarily restricted and unrestricted stock grants. We believe that our compensation program provides an overall level of compensation that is competitive to that offered in our industry and with executives in other public companies of similar size within the healthcare industry.

The Compensation Committee intends to continue its strategy of compensating executives through programs that are linked to our achievement of our business goals and objectives, which may include among others, certain financial goals, such as revenue and pre-tax profitability, and individual executives are further rewarded for exceeding those goals and for personal performance. The Compensation Committee believes that the total compensation of executive officers should reflect their leadership abilities, initiative, the scope of their responsibilities and our success and the past and expected future contribution of each executive to that success. The Compensation Committee seeks to foster a performance-oriented environment by tying certain compensation components to the achievement of performance targets that are important to us and to our efforts to increase stockholder value.  We believe that our compensation program contributes to our employees’ and Named Executive Officers’ incentive to execute on our goals.

Objectives of our Executive Compensation Program

The Compensation Committee strives to ensure that our executive compensation programs will enable us to attract and retain superior executive talent and motivate our executives to execute our business strategy and to assist us in achieving our short-term and long-term growth and earnings goals and increase stockholder value. The primary objectives of our executive compensation program are to:

•	attract, retain and fairly compensate highly talented and experienced executives in the healthcare industry for us to achieve and expand our business goals and objectives;

•	ensure executive compensation is aligned with specific performance objectives;

•	ensure that our executive compensation plans are designed to encourage our executive officers to achieve and exceed established performance targets;

•
promote the achievement of strategic and financial performance measures by tying cash and equity incentives to the achievement of measurable corporate and individual performance goals, both short term and long term; and

•	align executive officers’ incentives with the creation of stockholder value.

In May 2008 the Compensation Committee retained the consulting firm Pearl Meyer and Partners (“Pearl Meyer”) as its independent compensation consultant to review our compensation programs for 2008 and to advise them on compensation matters and trends in our industry relating to our executive officers and other employees.

The Compensation Committee and the Board of Directors evaluate the performance of our President/Chief Executive Officer and rely on input from our President/Chief Executive Officer as it relates to other executive officers. Our goal is to compensate at levels we believe are competitive with executives in other companies of similar size and growth patterns within the healthcare and high technology industries.  The Compensation Committee, along with the data provided from their compensation consultant and input from our President/Chief Executive Officer, makes decisions regarding the forms and amounts of compensation for our executive officers.

Compensation Program Benchmarking

The study performed by Pearl Meyer in May 2008 included an executive compensation competitive assessment and long term incentive strategy review for use by the Compensation Committee in its 2008 executive compensation decisions.  They assessed the competitiveness of our executive compensation program utilizing a peer group of the following twenty-two companies: Abiomed, Inc., AFP Imaging Corporation, Amicas, Inc., Aspect Medical Systems, Inc., ATS Medical, Inc., Bio Imaging Technologies, Inc., BioSphere Medical, Inc., Bovie Medical Corporation, Clarient, Inc., Emageon, Inc., Endocare, Inc., IRIDEX Corporation, LeMaitre Vascular, Inc., Merge Healthcare, Inc., Micrus Endovascular Corporation, Natus Medical, Inc., NeuroMetrix, Inc., NMT Medical, Inc., NxStage Medical, Inc., Stereotaxis, Inc., Vital Images, Inc. and VNUS Medical Technologies, supplemented by published surveys.

In February 2009 the Compensation Committee of the Board of Directors again engaged Pearl Meyer to review the proposed 2008 bonus payments for our Named Executive Officers.  As part of the review Pearl Meyer outlined the current economic environment and how it is relating to companies in general with respect to compensation practices and outcomes.  To gain perspective on proposed bonus payments for 2008, Pearl Meyer provided to the Compensation Committee general industry research regarding 2008 bonus payments to other executive officers in the medical device industry, the absolute performance of iCAD against its stated goals and the relative performance of iCAD against the peer group companies utilized for compensation comparisons.

Pearl Meyer advised the Compensation Committee that it had conducted a Trends and Issues report entitled “Executive Pay in the New Economy”, where they polled more than 300 board members, executives and human resource professionals across industries on how the recent market turmoil has effected pay decisions for executives.  In summary, approximately 55% of the respondents expect to pay their 2008 incentive payouts for executives at “formula” (ie: they do not expect to make adjustments to formula payouts) and approximately 36% said they may exercise discretion to pay a bonus that is “below formula” (ie: less than what executives would have earned based on achievement of the plan’s stated objectives).  Pearl Meyer advised the Compensation Committee that in addition to looking at overall industry trends, it is as important to review how the Company performed from an absolute standpoint (ie: based on its internal targets and performance measurements) as well as from a relative performance basis (ie: against its peer group).

In assessing the Company’s performance against goals for 2008, the Compensation Committee considered that our company performed essentially at target.  Moreover, it noted that our actual financial performance in 2008 was significantly better than 2007 (which was significantly better than 2006).  In assessing our financial performance against our peer group the Compensation Committee noted that we performed in the top quartile for 2008.

As a result of the Pearl Meyer bonus assessment, our financial results for 2008 and our performance against our peer group, our Board of Directors, upon recommendation of the Compensation Committee, approved total 2008 incentive bonus payments in the amounts of $230,000 for Mr. Ferry, $100,000 for Ms. Deptula-Hicks, $100,000 for Mr. Barnes, $88,000 for Ms. Stevens and $82,000 for Mr. Go.

Forms of Compensation Paid to Executive Officers During 2008

In making decisions regarding forms and amounts of compensation, the Compensation Committee considers compensation paid to executive officers at similar levels and with similar experience and responsibility at public companies in our industry and in our geographic region that are deemed to be comparable in terms of revenue, market capitalization, complexity and growth patterns.  In 2008 the twenty-two companies listed above comprised this peer group.

During the fiscal year ended December 31, 2008 we provided our executive officers with the following forms of compensation:

•	Base Salary
•	Auto Allowance
•	Annual Incentive Bonus Compensation
•	Equity Incentives
•	Severance and Change of Control Benefits; and
•	Retirement and other Employee Benefits.

Base Salary

Base salary represents amounts paid during the fiscal year to our Named Executive Officers as direct guaranteed compensation under their employment agreements for their services to us.  Base salaries are an important element of compensation and are used to provide a fixed amount of compensation for the executive’s regular work. The base salaries of executive officers are usually reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities.  Generally our goal is to pay our executive officers at or above the mid point of pay levels for similar positions at public companies in our industry and in our geographic region that are deemed to be comparable in terms of revenue, market capitalization, complexity and growth patterns.

The base salary of each of our Named Executive Officers was fixed pursuant to the terms of their respective employment agreements with us which allow for increases as determined by the Compensation Committee and Board of Directors.  Moreover, when a contract is considered for renewal, either at or prior to the expiration of its stated term, base salary of the applicable executive may be increased upon a review of the executive’s abilities, experience and performance. While increases in salary are generally based on an evaluation of the individual’s performance and level of pay compared to comparable companies pay levels for similar positions, the recommendations to the Board of Directors by the Compensation Committee with respect to base salary are based primarily on informal judgments reasonably believed to be in our best interests. Base salaries are used to reward individual performance of each Named Executive Officer on a day-to-day basis during the year, and to encourage them to perform at their highest levels. We also use our base salary as an incentive to attract top quality executives and other management employees from other companies. Moreover, base salary (and increases to base salary) are intended to recognize the overall experience, position within our company and expected contributions of each Named Executive Officer to us and our goals.  Increases in base salaries are based upon individual performance. Base salary increases can also occur upon the promotion of an executive.

In June 2008 our Board of Directors, upon the recommendation and approval of the Compensation Committee of our Board, approved new employment agreements with our Named Executive Officers which provided for the following base salaries, effective June 1, 2008: Kenneth Ferry, our President and Chief Executive Officer - $355,000; Darlene Deptula-Hicks, our Executive Vice President of Finance and Chief Financial Officer - $235,000; Jeffrey Barnes, our Senior Vice President of Sales - $215,000; Stacey Stevens, our Senior Vice President of Marketing and Strategy - $200,000, and Jonathan Go, our Senior Vice President of Research and Development - $205,000.

On June 25, 2008, we entered into new employment agreements, dated as of June 1, 2008, with our five current Named Executive Officers. Each employment agreement replaces and supersedes the previous employment agreement entered into from May 2006 through October 2006 between us and the named executive.  We do not have employment agreements with any other employees. In initially determining base salary in 2006 for the Named Executive Officers the Compensation Committee utilized information obtained from an executive search firm and elsewhere, utilizing a number of criteria, including executives’ qualifications, experience, responsibility and comparison to other companies of similar size in the healthcare industry.  With respect to the new employment agreements entered into effective June 1, 2008, the Compensation Committee also considered the advice received from and study performed by Pearl Meyer in May 2008, which included an executive compensation competitive assessment and long term incentive strategy and where they assessed the competitiveness of our executive compensation program utilizing the peer group of twenty-two companies listed above under “Compensation Program Benchmarking”. The material provisions of these employment agreements are discussed in the narrative following the Summary Compensation Table.

Auto Allowance

In June 2008, and as part of their employment agreements, we agreed to pay to our Named Executive Officers an executive automobile allowance in the amount of $2,200 per month for Mr. Ferry and $1,500 per month for each of Ms. Deptula-Hicks, Mr. Barnes, Ms. Stevens and Mr. Go.   The executives are responsible for paying all the expenses of maintaining, insuring and operating their automobiles.  The purpose of providing the allowance is to defray the Named Executive Officer’s cost of owning and operating an automobile often used for business purposes; while preventing us from having to own and maintain a fleet of automobiles and is a taxable benefit for the Named Executive Officer.

Annual Incentive Bonus Compensation

Cash Incentive Bonus

In addition to base salary, the employment agreements with each of our Named Executive Officers provides each of them with a contractual right to receive an annual cash incentive bonus payment, based upon their achieving goals and objectives mutually agreed by the Board of Directors and the executive.  The purpose of such potential additional cash incentive bonus payments is to provide a direct financial incentive to the Named Executive Officers to achieve the goals and objectives of our company. As described in more detail below and under the “Narrative Disclosure to Summary Compensation Table - Employment Contracts for our Named Executive Officers”, the amount of the incentive bonus payments that each of our Named Executive Officers was eligible to receive under, and subject to the terms of, their respective employment agreements with us, during the year ended December 31, 2008 was set in  their employment agreements in June 2008 by our Board of Directors, upon the recommendation and approval of the Compensation Committee, at 40% (55% for Mr. Ferry) of their respective base salaries.

The amount of the potential incentive cash bonus payments for 2008 was to be based upon our achieving, for the fiscal year ended December 31, 2008, targeted levels of (i) revenue and (ii) pre-tax earnings (less SFAS 123R stock option expense).  Mr. Ferry, Ms. Deptula-Hicks and Mr. Go were to be measured 100% on pre-tax earnings (less SFAS 123R stock option expense) and Mr. Barnes and Ms. Stevens were to be measured 25% and 75% respectively, on revenue and pre-tax earnings (less Statement of Financial Accounting Standards No. 123R (“SFAS 123R”) stock option expense).  The Named Executive Officers were eligible to receive  bonus payments equal to 70% of the maximum potential amount of their incentive bonus if we achieved 90% of the respective Target Amounts, with the amount of their incentive bonus increasing by three percentage points for each one percentage point increase in the respective Target Amounts achieved by us. While for the nine months ending September 30, 2008, our financial results would have resulted in our performing at (i) 102% and (ii) 135% respectively, of the two Target Amounts, due primarily to the deterioration in the general economic conditions in the markets we serve in the fourth quarter of 2008, our 2008 financial performance resulted in our achieving approximately (i) 93% and (ii) 90% of the two Target Amounts, respectively, resulting in our Named Executive Officers earning a portion of the maximum potential incentive bonus to which they were entitled under the terms of their respective employment agreements .

In addition to payments for achieving the Target Amounts, our Named Executive Officers were eligible to receive such other cash bonuses and such other compensation as awarded to the executive by the Board. The Compensation Committee and Board also retain the discretion to increase or reduce any incentive bonus or other payment that otherwise might be payable to any individual Named Executive Officer based on individual contribution and our actual performance.

In determining to recommend that the Board approve the grant of total cash incentive bonuses to our Named Executive Officers for 2008 that exceeded the amount related to the achievement of the Target Amounts discussed above, the Compensation Committee, consulted with Pearl Meyer, assessed our actual performance against our previously determined goals, our performance in 2008 compared to the prior year, which was significantly better than 2007 (which as significantly better than 2006) and also assessed our performance against our peer group in which we performed in the top quartile for 2008.  As a result of this analysis, in addition to the cash incentive payments relating to the Target Amounts, the Compensation Committee and the Board approved the payment of cash incentive bonuses to the Named Executive Officers for 2008 in the amounts set forth under the bonus column in the Summary Compensation Table below.  As a percentage of their base salaries, for 2008 the total amount of cash bonus payments (reflected as non-equity incentive plan compensation and bonuses under the Summary Compensation table below)  for 2008 equaled 65% for Mr. Ferry, 43% for Ms. Deptula-Hicks, 47% for Mr. Barnes, 44% for Ms. Stevens and 40% for Mr. Go.

Equity Incentives

The Named Executive Officers’ and our other employees are eligible to receive equity incentive awards under our equity incentive plans.  On occasion, we grant options outside of a formal stockholder approved plan to new employees, including new executive officers, as an inducement to their employment with us.  The primary goal of the use of equity incentives is to create long-term value for stockholders by providing the Named Executive Officers with an additional incentive to work towards maximizing stockholder value. The Compensation Committee views equity incentive awards as one of the more important components of our long-term, performance-based compensation philosophy. The grant of equity incentive awards to executive officers encourages equity ownership in iCAD and closely aligns the Named Executive Officers’ interests to the interests of all the stockholders.

Equity awards may take the form of stock options, restricted stock, unrestricted stock, stock units including restricted stock units, performance awards and other stock-based awards.   There is no formula used to determine the type or amount of equity incentive awards granted in any given year.  The mix of cash and equity-based awards, as well as the types and amounts of equity-based awards, granted to our Named Executive Officers has varied and may vary in the future from year to year. Consideration may be given to various factors, such as the relative merits of cash and equity as a device for retaining and motivating the Named Executive Officers, the practices of other companies, our performance, individual performance, an individual’s pay relative to others, contractual commitments pursuant to employment or other agreements, and the value of already-outstanding grants of equity in determining the size and type of future equity-based awards that may be granted in the future to each Named Executive Officer.

These awards are generally provided through initial grants at or near the date of hire, through subsequent annual grants and in connection to extensions of existing employment agreements or entry into new employment agreements. Equity incentive awards granted to the Named Executive Officers’ and other employees in the form of stock options have exercise prices not less than the fair market value of the stock on the date of the grant or award. Equity incentive awards vest and become exercisable at such time as determined by the Compensation Committee or Board of Directors. The initial grant is designed for the level of the job that the executive holds and is designed to motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in our stock price over time. Periodic additional equity incentive awards within the comparable range for the job are expected to be granted to reflect the executives’ ongoing contributions to us, to create an incentive to remain in our employ and to provide a long-term incentive to achieve or exceed our financial goals.  During 2008 awards of Common Stock were made to our Named Executive Officers pursuant to their execution of new employment agreements noted under- Executive Compensation Tables- Narrative Disclosure to Summary Compensation Table - Employment Contracts for our Named Executive Officers”.

Severance and Change of Control Benefits

We have entered into employment agreements with each of the Named Executive Officers. Each of these agreements provides for certain payments and other benefits if the executive’s employment terminates under certain circumstances, including, in the event of a “change in control”. See “Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table – Employment Contracts for our Named Executive Officers” and “Severance and Change of Control Benefits” appearing after the Option Exercises and Stock-Vested table for a description of the severance and change in control benefits.

Retirement and Other Employee Benefits

We provide various employee benefit programs to all employees, including medical, dental, life insurance, short and long term disability and a 401k plan with an employer matching contribution.  Executives are eligible to participate in all our employee benefit programs, in each case on the same basis as other employees.  In addition, we paid a $2,140 life insurance premium on behalf of Mr. Ferry during 2008.

Executive Compensation Tables

The following table provides information on the compensation provided by us during fiscal years 2008, 2007 and 2006 to (i) those persons who served in the capacity as our  Chief Executive Officer, (ii) those persons who served in the capacity as our Chief Financial Officer, and (iii) the three highest paid executive officers other than persons who served in the capacities as our Chief Executive Officer or Chief Financial Officer, who served in such capacity during 2008 and at the end of 2008 whose total compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

		Salary	Bonus (1)	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
Name and Principal Position	Year	$	$	$	$	$	$	$
Kenneth Ferry
President, Chief Executive Officer	2008	341,892	93,325	360,661	149,826	136,675	24,663	1,107,042
	2007	314,038	268,125	118,651	191,501	-	20,140	912,455
	2006	190,385	210,000	-	422,728	-	13,563	836,676
Darlene Deptula-Hicks
Executive Vice President of Finance, Chief Financial Officer	2008	228,481	34,200	102,832	80,764	65,800	15,231	527,308
	2007	213,423	132,000	29,663	136,710	-	12,000	523,796
	2006	58,423	55,000	-	100,438	-	3,462	217,323
Jeffrey Barnes
Senior Vice President of Sales	2008	208,481	37,865	102,832	70,021	62,135	15,231	496,565
	2007	193,423	120,000	29,663	66,211	-	12,000	421,297
	2006	113,846	110,000	-	119,298	-	7,385	350,529
Stacey Stevens
Senior Vice President of Marketing and Strategy	2008	191,269	30,200	100,299	69,664	57,800	15,231	464,463
	2007	171,231	108,000	29,663	61,992	-	12,000	382,886
	2006	90,462	90,000	-	97,225	-	5,379	283,066
Jonathan Go
Senior Vice President of Research and Development	2008	200,692	24,600	62,816	78,506	57,400	15,231	439,245
	2007	190,615	117,000	14,831	117,019	-	12,000	451,465
	2006	32,019	35,000	-	68,186	-	2,077	137,282

(1) Represents bonuses earned for 2008, 2007 and 2006 and paid in 2009, 2008 and 2007, respectively, that were awarded to the Named Executive Officers in lieu of  or in addition to any incentive bonus to which they were otherwise entitled to under the terms of their respective employment agreements.
(2)  The amounts included in the “Stock Awards” column represent the compensation cost recognized by us in 2008 and 2007 related to restricted stock awards to the Named Executive Officers, computed in accordance with Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 5 to our consolidated financial statements in our 2008 Form 10-K.
(3)  The amounts included in the “Option Awards” column represent the compensation cost recognized by us in 2008, 2007 and 2006 related to stock option awards to the Named Executive Officers, computed in accordance with Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 5 to our consolidated financial statements in our 2008 Form 10-K.
(4) Represents performance-based cash incentive bonuses paid in 2009 that were earned in 2008 under the Named Executive Officers respective employment agreements.
(5) The amounts shown in the “All Other Compensation” column for Mr. Ferry consists  of an automobile allowance of $22,523, $18,000 and $11,423 for 2008, 2007 and 2006, respectively, and $2,140 of life insurance premiums paid by us each year. For the other Named Executive Officers the amounts represent payments of an automobile allowance.

Narrative Disclosure to Summary Compensation Table

Employment Contracts for our Named Executive Officers

In June 2008 we entered into the following employment agreements with our Named Executive Officers and their compensation is determined, in part, based upon these employment agreements. A description of provisions of these agreements providing for certain post-termination payments upon termination of their employment are described following the “Option Exercises and Stock Vested” table under the caption “Severance and Change of Control Benefits- Termination for Cause or without Cause, or due to a Change in Control”.

Mr. Kenneth Ferry, our President and Chief Executive Officer.  We entered into an employment agreement with Mr. Ferry in April 2006 that provided for his employment as our Chief Executive Officer and President for a term commencing in May 2006 and expiring on December 31, 2008, which provided for yearly increases as determined by our Board of Directors.  In May 2007 our Board of Directors, upon the recommendation and approval of the Compensation Committee of our Board, approved the base salary increase for Mr. Ferry to $325,000, effective June 1, 2007.

On June 25, 2008, we entered into a new employment agreement, as of June 1, 2008, with Mr. Ferry.  This agreement replaces and supersedes the previous employment agreement entered into between us and Mr. Ferry.  Mr. Ferry’s employment agreement provides for his employment as our Chief Executive Officer and President for an initial term through December 31, 2012, subject to automatic one-year renewals after the expiration of the initial term under certain conditions, at an annual base salary of $355,000.  Mr. Ferry is also entitled to customary benefits, including participation in employee benefit plans, and reasonable travel and entertainment expenses as well as a monthly automobile allowance.  The agreement also provides for his eligibility to receive, during each employment year during the term of the agreement, a target annual incentive bonus of 55% of his base salary if we achieve goals and objectives determined by the Board.  Mr. Ferry will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to him by the Board.

In addition, pursuant to his agreement, Mr. Ferry was granted a restricted stock award of 100,000 shares of our Common Stock.  The restricted stock award vests as to (i) 33,334 shares on May 31, 2009, (ii) an additional 33,333 shares on May 31, 2010 and (iii) an additional 33,333 shares on May 31, 2011.

Mr. Ferry’s base salary increase and bonus target for 2008 was established based on input the Compensation Committee received from Pearl Meyer, in their review of our executive compensation programs.  We believe that the compensation package provided to Mr. Ferry was comparable to that of chief executive officers for companies of similar size, complexity and growth patterns in the healthcare sector.

Ms. Darlene Deptula-Hicks, our Executive Vice President of Finance and Chief Financial Officer.  We entered into an employment agreement with Ms. Deptula-Hicks in September 2006 that provided for her employment as our Executive Vice President of Finance and Chief Financial Officer for a term commencing on September 11, 2006 and expiring on December 31, 2008, which provided for yearly increases as determined by our Board of Directors.  In May 2007 our Board of Directors, upon the recommendation and approval of the Compensation Committee of our Board, approved the base salary increase for Ms. Deptula-Hicks to $220,000, effective June 1, 2007.

On June 25, 2008, we entered into a new employment agreement, as of June 1, 2008, with Ms. Deptula-Hicks. This agreement replaces and supersedes the previous employment agreement entered into between us and Ms. Deptula-Hicks.  Ms. Deptula-Hicks’s employment agreement provides for her employment as our Executive Vice President of Finance and Chief Financial Officer for an initial term through December 31, 2011, subject to automatic one-year renewals after the expiration of the initial term under certain conditions, at an annual base salary of $235,000.  Ms. Deptula-Hicks is also entitled to customary benefits, including participation in employee benefit plans, and reasonable travel and entertainment expenses as well as a monthly automobile allowance.  The agreement also provides for her eligibility to receive, during each employment year during the term of the agreement, a target annual incentive bonus of 40% of her base salary if we achieve goals and objectives determined by the Board.  Ms. Deptula-Hicks will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to her by the Board.

In addition, pursuant to her employment agreement, Ms. Deptula-Hicks was granted a restricted stock award of 37,500 shares of Common Stock.  The restricted stock award vests as to 12,500 shares on each of May 31, 2009, 2010 and 2011.

Ms. Deptula-Hicks’s base salary increase and bonus target for 2008 was established based on input the Compensation Committee received from Pearl Meyer, in their review of our executive compensation programs.  We believe that the compensation package provided to Ms. Deptula-Hicks was comparable to that of chief financial officers for companies of similar size, complexity and growth patterns in the healthcare sector.

Mr. Jeffrey Barnes, our Senior Vice President of Sales.  We entered into an employment agreement with Mr. Barnes in April 2006 that provided for his employment as our Senior Vice President of Sales for a term commencing on May 15, 2006 and expiring on December 31, 2008, which provided for yearly increases as determined by our Board of Directors.   In May 2007 our Board of Directors, upon the recommendation and approval of the Compensation Committee of our Board, approved the base salary increase for Mr. Barnes to $200,000, effective June 1, 2007.

On June 25, 2008, we entered into a new employment agreement, as of June 1, 2008, with Mr. Barnes. This agreement replaces and supersedes the previous employment agreement entered into between us and Mr. Barnes. Mr. Barnes’s employment agreement provides for his employment as our Senior Vice President of Sales for an initial term through December 31, 2011, subject to automatic one-year renewals after the expiration of the initial term under certain conditions, at an annual base salary of $215,000.  Mr. Barnes is also entitled to customary benefits, including participation in employee benefit plans, and reasonable travel and entertainment expenses as well as a monthly automobile allowance.  The agreement also provides for his eligibility to receive, during each employment year during the term of the agreement, a target annual incentive bonus of 40% of his base salary if we achieve goals and objectives determined by the Board.  Mr. Barnes will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to him by the Board.

In addition, pursuant to his agreement, Mr. Barnes was granted a restricted stock award of 37,500 shares of Common Stock.  The restricted stock award vests as to 12,500 shares of Common Stock on each of May 31, 2009, 2010 and 2011.

Mr. Barnes’s base salary increase and bonus target for 2008 was established based on input the Compensation Committee received from  Pearl Meyer, in their review of our executive compensation programs.  We believe that the compensation package provided to Mr. Barnes was comparable to that of Senior Vice President of Sales for companies of similar size, complexity and growth patterns in the healthcare sector.

Ms. Stacey Stevens, our Senior Vice President of Marketing and Strategy.  We entered into an employment agreement with Ms. Stevens in May 2006 that provided for her employment as our Vice President of Marketing and Strategy for a term commencing on June 1, 2006 and expiring on December 31, 2008, which provided for yearly increases as determined by our Board of Directors.   In May 2007 our Board of Directors, upon the recommendation and approval of the Compensation Committee of our Board, approved the base salary increase for Ms. Stevens to $180,000, effective June 1, 2007.

On June 25, 2008, we entered into a new employment agreement, as of June 1, 2008, with Ms. Stevens. This agreement replaces and supersedes the previous employment agreement entered into between us and Ms. Stevens. Ms. Stevens’s employment agreement provides for her employment as our Vice President of Marketing and Strategy for an initial term through December 31, 2011, subject to automatic one-year renewals after the expiration of the initial term under certain conditions, at an annual base salary of $200,000.  Ms. Stevens is also entitled to customary benefits, including participation in employee benefit plans, and reasonable travel and entertainment expenses as well as a monthly automobile allowance. The agreement also provides for her eligibility to receive, during each employment year during the term of the agreement, a target annual incentive bonus of 40% of her base salary if we achieve goals and objectives determined by the Board.  Ms. Stevens will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to her by the Board.

In addition, pursuant to her employment agreement, Ms. Stevens was granted a restricted stock award of 35,000 shares of Common Stock.  The restricted stock award vests as to (i) 11,667 shares on May 31, 2009, (ii) an additional 11,667 shares on May 31, 2010 and (ii) an additional 11,666 shares on May 31, 2011.

Ms. Stevens’ base salary increase and bonus target for 2008 was established based on input the Compensation Committee received from Pearl Meyer, in their review of our executive compensation programs.  We believe that the compensation package provided to Ms. Stevens was comparable to that of Senior Vice President of Marketing and Strategy for companies of similar size, complexity and growth patterns in the healthcare sector.

Mr. Jonathan Go, our Senior Vice President of Research and Development.  We entered into an employment agreement with Mr. Go in October 2006 that provided for his employment as our Senior Vice President of Research and Development for a term commencing on October 23, 2006 and expiring on December 31, 2008, which provided for yearly increases as determined by our Board of Directors. In May 2007 our Board of Directors, upon the recommendation and approval of the Compensation Committee of our Board, approved the base salary increase for Mr. Go to $195,000, effective June 1, 2007.

On June 25, 2008, we entered into a new employment agreement, as of June 1, 2008, with Mr. Go. This agreement replaces and supersedes the previous employment agreement entered into between us and Mr. Go. Mr. Go’s employment agreement provides for his employment as our Senior Vice President of Research and Development for an initial term through December 31, 2011, subject to automatic one-year renewals after the expiration of the initial term under certain conditions, at an annual base salary of $205,000.  Mr. Go is also entitled to customary benefits, including participation in employee benefit plans, and reasonable travel and entertainment expenses as well as a monthly automobile allowance. The agreement also provides for his eligibility to receive, during each employment year during the term of the agreement, a target annual incentive bonus of 40% of his base salary if we achieve goals and objectives determined by the Board.  Mr. Go will also be eligible to receive such other cash bonuses and such other compensation as may from time to time be awarded to him by the Board.

In addition, pursuant to his agreement, Mr. Go was granted a restricted stock award of 30,000 shares of Common Stock.  The restricted stock award vests as to 10,000 shares on each of May 31, 2009, 2010 and 2011.

Mr. Go’s base salary increase and bonus target for 2008 was established based on input the Compensation Committee received from Pearl Meyer, in their review of our executive compensation programs.  We believe that the compensation package provided to Mr. Go was comparable to that of Senior Vice President of Research and Development for companies of similar size, complexity and growth patterns in the healthcare sector.

The following table sets forth information regarding grants of plan-based awards for each of the Named Executive Officers during the year ended December 31, 2008.

GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of	Grant date fair value of Stock
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Stock (2) (#)	Awards ($)
Kenneth Ferry		136,675	195,250	390,500
	6/25/2008				200,000	584,000
Darlene Deptula-Hicks		65,800	94,000	188,000
	6/25/2008				75,000	219,000
Jeffrey Barnes		60,200	86,000	172,000
	6/25/2008				75,000	219,000
Stacey Stevens		56,000	80,000	160,000
	6/25/2008				70,000	204,400
Jonathan Go		57,400	82,000	164,000
	6/25/2008				60,000	175,200

(1)
 The Estimated Possible Payouts under Non-Equity Incentive Plan Awards column represents the eligibility of the Named Executive Officers listed in the table to receive an annual cash incentive bonus in each calendar year pursuant to their respective employment agreements if we achieve goals and objectives established by the Board or Compensation Committee (“Target Amounts”). According to the terms of their employment agreements these Named Executive Officers are eligible to receive, for each employment year, during the term of their employment agreement, 40% (55% for Mr. Ferry) of their respective base salaries, which are reflected above under the Target column.  The amounts under the Threshold column assumes that if the Target Amounts are not met the Named Executive Officers are still eligible to receive a bonus payments equal to 70% of the amount of their incentive bonus if we achieved 90% of the respective Target Amounts, but does not reflect the fact that the amount of their incentive bonus would then increase by three percentage points for each one percentage point increase in the respective Target Amounts achieved by us. The amounts under the Maximum column assumes that for future years the Committee and/or the Board will increase the amount of the incentive bonuses by up to an additional 100% if we achieve greater than 100% of the Target Amounts with a maximum payout of 200%.  Based upon the percentage of the Target Amounts achieved in 2008 the Named Executive Officers earned a portion of the potential incentive bonus to which they were entitled under their respective employment agreements. See the Summary Compensation Table for the amounts of these non-equity incentive bonus payments. The amounts earned for 2008 were paid in March 2009. See the discussion above under Annual Incentive Bonus Compensation-Cash Incentive Bonus.  Additional terms of these employment agreements are discussed in the narrative following the Summary Compensation Table.

(2)
 On June 25, 2008, we granted these shares of Common Stock to the Named Executive Officers under our 2007 Stock Incentive Plan in connection with the entry of new employment agreements with each of the Named Executive Officers.  Each of these stock awards vest in three equal annual installments with the first installment vesting on May 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding stock options and restricted stock held by each of the Named Executive Officers at December 31, 2008.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Kenneth Ferry	750,000	(1)	-		1.59	3/15/2011
	66,666	(2)	133,334	(2)	3.89	7/18/2012	133,334	(3)	150,667
							200,000	(4)	226,000
Darlene Deptula-Hicks	275,000	(1)	-		1.80	9/11/2011
	33,333	(2)	66,667	(2)	3.89	7/18/2012	33,334	(3)	37,667
							75,000	(4)	84,750
Jeffrey Barnes	225,000	(1)	-		1.59	3/15/2011
	33,333	(2)	66,667	(2)	3.89	7/18/2012	33,334	(3)	37,667
							75,000	(4)	84,750
Stacey Stevens	135,000	(1)	-		1.98	6/1/2011
	33,333	(2)	66,667	(2)	3.89	7/18/2012	33,334	(3)	37,667
							70,000	(4)	79,100
Jonathan Go	160,000	(1)	40,000	(1)	2.27	10/23/2011
	25,000	(2)	50,000	(2)	3.89	7/18/2012	16,667	(3)	18,834
							60,000	(4)	67,800

(1)
The foregoing options vest in five installments at various times between May 15, 2006 and October 23, 2009.  The first installment vest on the grant date of the option, the second installment vest between  6 to 7 months following the grant date and the remaining three installments vest annually on or about the grant date of each option.  Vesting of the options accelerates as to the shares to which the options become exercisable at the latest date (to the extent any such shares remain unvested at the time), upon the closing sale price of our common stock for a period of twenty (20) consecutive trading days exceeding (i) 200% of the exercise price of the per share of the options; (ii) 300% of the exercise price per share of the options or (iv) 400% of the exercise price per share of the options.

(2)	Each of these options vest in three equal annual installments with the first installment vesting on July 18, 2008.

(3)	Each of these restricted stock awards vest in three equal annual installments with the first installment vesting on July 18, 2008.

(4)	Each of these restricted stock awards vest in three equal annual installments with the first installment vesting on May 31, 2009.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding stock option exercises and restricted stock vested by each of the Named Executive Officers during the year ended December 31, 2008.

	Option Awards		Stock Awards

Name	Number of shares acquired on exercise #	Value realized on exercise $	Number of shares acquired on vesting #	Value realized on vesting $
Kenneth Ferry	50,000	137,574	66,666	189,331
Darlene Deptula-Hicks	-	-	16,666	47,331
Jeffrey Barnes	-	-	16,666	47,331
Stacey Stevens	15,000	32,851	16,666	47,331
Jonathan Go	-	-	8,333	23,666

Severance and Change of Control Benefits

As noted in the Compensation Discussion and Analysis under the subheading “Employment Contracts”, in 2008 we entered into substantially similar employment agreements with each of our Named Executive Officers.  These agreements provide for certain payments and other benefits if a Named Executive Officer’s employment with us is terminated under circumstances specified in his or her respective agreement, including a “change in control” of our company. A Named Executive Officer’s rights upon the termination of his or her employment will depend upon the circumstances of the termination.

Under the employment agreements, a Change in Control would include any of the following events:

•      any “person” as defined in Sections 13(d) and 14(d) of the Exchange Act (other than (i) the executive, us or our subsidiaries or affiliates or, (ii) any fiduciary holding securities under an employee benefit plan of iCAD or its subsidiaries) becomes the “beneficial owner” of 50% or more of our voting outstanding securities;

•      our stockholders approve the sale of our company through a merger or a sale of our assets or otherwise; or

•      a majority of our directors are replaced in certain circumstances during any period of twelve (12) consecutive months (but only with respect to Mr. Ferry’s agreement).

Termination by Reason of Death or Disability

The executive’s employment under the employment agreements may be terminated without breach in the event of death or disability.  In the event of the termination of the executive’s employment by reason of death or disability, we will pay the executive’s base salary through the date of termination, at the rate then in effect, and all expenses and accrued benefits arising prior to termination which are payable to the executive pursuant to his or her employment agreement through the date of termination.

Termination for Cause or  without Cause.

If a Named Executive Officer’s employment is terminated for “cause”, we will pay the executive his or her base salary through the date of termination at the rate then in effect, and all expenses and accrued benefits arising prior to such termination which are payable to the executive pursuant to his or her employment agreement through the date of termination.

If a Named Executive Officer’s employment is terminated “without cause” prior to the expiration of his or her employment agreement, we will pay to the executive all expenses and accrued benefits arising prior to the date of termination and we will continue to pay the executives base salary as then in effect for the greater of (i) the remainder of the term of the employment agreement or (ii) a period of one year from the date of termination.  No later than 15 calendar days from the date that we file our Form 10-K, we are  also required to pay a pro rata portion of the incentive bonus, if any, earned for that employment year through the date of termination in the discretion of the Board of Directors.  Additionally, the executive will be entitled to continue to participate in all employee benefit plans that we provide generally to our senior executives.

The following table quantifies the estimated maximum amount of payments and benefits under our employment agreements to which the Named Executive Officers would be entitled if they were terminated without cause on December 31, 2008.

Name	Estimated Net Present Value of Remaining Salary Payments ($)	Estimated Net Present Value of Prorata Bonus ($)	Estimated Net Present Value of Continuing Health Benefits ($)	Total Termination Benefits ($)
Kenneth Ferry	351,887	229,234	14,932	596,053
Darlene Deptula-Hicks	232,939	99,667	14,932	347,538
Jeffrey Barnes	213,115	99,667	14,932	327,714
Stacey Stevens	198,246	87,707	-	285,953
Jonathan Go	203,202	81,727	14,932	299,861

Termination due to a Change in Control

In the event a Named Executive Officers’ employment is terminated within six months (for Mr. Ferry, Ms. Deptula-Hicks and Mr. Go) or three months (for Mr. Barnes and Ms. Stevens) following a change in control by us without cause (for all Named Executive Officers) or by the executive for good reason (for Mr. Ferry, Ms, Deptula-Hicks and Mr. Go), then we will pay to the executive as severance pay and as liquidated damages an amount equal to (i) (a) his or her base salary as then in effect for the greater of (x) the remainder of the original term of the employment agreement or (y) for Mr. Ferry a period of two years from the date of termination and for all other executives a period of one year from the date of termination plus (b) an amount equal to the incentive bonus which would otherwise been payable for the employment year in which the date of termination occurs;  however, if any such severance payment, either alone or together with other payments or benefits, either cash or non-cash, that the Named Executive Officer has the right to receive from us, including, but not limited to, accelerated vesting or payment of any deferred compensation, options, stock appreciation rights or any benefits payable to the executive under any plan for the benefit of employees, which would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986 (the “Code”)), then such severance payment or other benefit will be reduced to the largest amount that will not result in receipt by the executive of a parachute payment.  The base salary payments are payable at our discretion either (1) in equal installments over the 24 month period following the date of termination or (2) a lump sum cash payment equal to the present value of the payment otherwise due.

If within six months (for Mr. Ferry, Ms. Deptula-Hicks, Mr. Go and Mr. Barnes) or three months (for Ms. Stevens) after the occurrence of a change in control, we terminate the executive’s employment without cause (for all Named Executive Officers) or the executive terminates his or her employment for good reason (for Mr. Ferry, Ms. Deptula-Hicks and Mr. Go), then despite the vesting and exercisability schedule contained in any stock option agreement between us and the executive, all unvested stock options will immediately vest and become exercisable and will remain exercisable for not less than 180 days.

The receipt of the payments and benefits to the Named Executive Officers under their employment agreements are generally conditioned upon their complying with customary non-solicitation, non-competition, confidentiality, non-interference and non-disparagement provisions. By the terms of such agreements, the executives acknowledge that a breach of some or all of the covenants described in their employment will entitle us to injunctive relief restraining the commission or continuance of any such breach, in addition to any other available remedies.

The following table provides the term of such covenants following the termination of employment as it relates to each Named Executive Officer:

Covenant	Kenneth Ferry	Darlene Deptula-Hicks	Jeffrey Barnes	Stacey Stevens	Jonathan Go
Confidentiality	Infinite duration for trade secrets and five years otherwise	Infinite duration for trade secrets and five years otherwise	Infinite duration for trade secrets and five years otherwise	Infinite duration for trade secrets and five years otherwise	Infinite duration for trade secrets and five years otherwise

Non-solicitation	Two Years	Two Years	Two Years	Two Years	Two Years

Non-competition	Two Years	Two Years	Two Years	Two Years	Two Years

Non-interference	Two Years	Two Years	Two Years	Two Years	Two Years

Non-disparagement	Infinite duration	Infinite duration	Infinite duration	Infinite duration	Infinite duration

The following table quantifies the estimated maximum amount of payments and benefits under our employment agreements and agreements relating to awards granted under our equity incentive and stock option plans to which the Named Executive Officers would be entitled upon termination of employment if we terminated their employment without cause within three or six months following a “change in control” of us that (by assumption) occurred on December 31, 2008.

Name	Present Value of Salary & Bonus Payment ($)	Value of Accelerated Vesting of Equity Awards (1) ($)	Estimated Net Present Value of Continuing Health Benefits ($)	Total Termination Benefits ($)
Kenneth Ferry	927,322	84,782	29,623	1,041,727
Darlene Deptula-Hicks	332,606	31,793	14,932	379,331
Jeffrey Barnes	312,782	31,793	14,932	359,507
Stacey Stevens	285,953	30,704	-	316,657
Jonathan Go	284,929	24,081	14,932	323,942

(1)
 This amount represents the unrealized value of the unvested portion of the respective Named Executive Officer’s stock options based upon a closing price of $1.13 of our Common Stock on December 31, 2008 and calculated in accordance with Section 280G of the Code and related regulations.

Retirement and Other Employee Benefits

We provide various employee benefit programs to all employees, including medical, dental, life insurance, short and long term disability and a 401k plan which in early 2007 we added an employer matching contribution.  Executives are eligible to participate in all our employee benefit programs, in each case on the same basis as other employees.  In addition, in 2008 we paid a $2,140 life insurance premium on behalf of Mr. Ferry.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis contained in this proxy statement. Based on the review and discussion, the Compensation Committee has recommended to our Board of Directors that the preceding Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee:

Elliot Sussman, M.D. (Chairperson) and Rachel Brem, M.D

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth certain information regarding our Common Stock owned on May 1, 2009 by (i) each person who is known to us to own beneficially more than 5% of the outstanding shares of our Common Stock (ii) each of our Named Executive Officers, (iii) each of our directors and (iv) all current executive officers and directors as a group.  Unless otherwise indicated below, the address of each beneficial owner is c/o iCAD, Inc. 98 Spit Brook Road, Suite 100, Nashua, New Hampshire 03062.

BENEFICIAL OWNERSHIP TABLE

		Number of Shares
Title	Name of	Beneficially		Percentage
of Class	Beneficial Owner	Owned (1) (2)		of Class
Common	Robert Howard	5,809,453	(3)	12.8%
Common	Maha Sallam	1,527,540	(4)	3.4%
Common	Dr. Lawrence Howard	1,657,603	(5)	3.6%
Common	Kenneth Ferry	1,237,999	(6)	2.7%
Common	Dr. Rachel Brem	173,639	(7)	*
Common	Anthony Ecock	40,000	(8)	*
Common	Steven Rappaport	325,459	(9)	*
Common	Dr. Elliot Sussman	260,489	(10)	*
Common	Jeffrey Barnes	328,384	(11)	*
Common	Darlene Deptula-Hicks	345,591	(12)	*
Common	Jonathan Go	213,333	(13)	*
Common	Stacey Stevens	240,718	(14)	*
Common	All current executive officers and	6,350,755	(4) through (14)	13.2%
	directors as a group (11 persons)

   * Less than one percent

1)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from May 1, 2009, upon (i) the exercise of options; (ii) vesting of restricted stock; (iii) warrants or rights; (iv) through the conversion of a security; (v) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (vi) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.  Each beneficial owner’s percentage ownership is determined by assuming that the options or other rights to acquire beneficial ownership as described above, that are held by such person (but not those held by any other person) and which are exercisable within 60 days from May 1, 2009, have been exercised.

2)	Unless otherwise noted, we believe that the persons referred to in the table have sole voting and investment power with respect to all shares reflected as beneficially owned by them.

3)
Includes options to purchase 15,000 shares of Common Stock at $2.82 per share, 3,750 shares at $3.50 per share, 3,750 shares at  $3.90 per share, 3,750 shares at $2.91 per share and 1,263 shares at $2.00 per shares and 20,000 shares beneficially owned by Mr. Howard’s wife.  The address of Mr. Howard is 145 East 57th Street, 4th Floor, New York, NY 10022.

4)
Includes options to purchase 56,250 shares of Common Stock at $0.80 per share, 100,000 shares at $3.49 per share and 2,500 shares at $2.02 per share and also includes 183,625 shares beneficially owned by Dr. Sallam’s husband.

5)
Includes options to purchase 25,000 shares of Common Stock at $2.82 per share, 3,750 shares at $3.50 per share, 3,750 shares at $3.90 per share, 3,750 shares at $2.91 per share, 3,750 shares at $2.00 per share, 3,750 shares at $2.73 per share, 3,750 shares at $2.90 per share, 3,750 shares at $2.78 per share, 3,750 shares at $1.39 per share and 3,750 shares at $1.01 per share.  Also includes 79,500 shares beneficially owned by Dr. Howard’s children.

6)	Includes options to purchase 750,000 shares of Common Stock at $1.59 per share and 66,666 shares at $3.89 per share. Also includes 66,667 shares of restricted stock that vest in May 2009.

7)
Consists of options to purchase 45,000 shares of Common Stock at $3.35 per share, 25,000 shares at $2.82 per share, 9,111 shares at $3.50 per share, 7,854 shares at $3.90 per share, 8,860 shares at $2.91 per share, 12,040 shares at $2.00 per share, 9,813 shares at $2.73 per share, 11,297 shares at $2.90 per share, 9,220 shares at $2.78 per share, 14,990 shares at $1.39 per share and 20,454 shares at $1.01 per share.

8)
Consists of options to purchase 25,000 shares of Common Stock at $3.33 per share, 3,750 shares at $2.90 per share, 3,750 shares at $2.78 per share, 3,750 shares at $1.39 per share and 3,750 shares at $1.01 per share.

9)
Includes options to purchase 25,000 shares of Common Stock at $3.18 per share, 3,750 shares at $3.50 per share, 3,750 shares at $3.90 per share, 3,750 shares at $2.91 per share, 3,750 shares at $2.00 per share, 12,214 shares at $2.73 per share, 13,065 shares at $2.90 per share, 11,582 shares at $2.78 per share, 20,865 shares at $1.39 per share and 25,674 shares at $1.01 per share.

10)
Includes options to purchase 15,000 shares of Common Stock at $1.55 per share, 15,000 shares at $2.82 per share, 10,068 shares at $3.50 per share, 7,683 shares at $3.90 per share, 9,325 shares at $2.91 per share, 13,422 shares at $2.00 per share, 10,571 shares at $2.73 per share, 12,004 shares at $2.90 per share, 10,463 shares at $2.78 per share, 18,566 shares at $1.39 per share and 23,934 shares at $1.01 per share.

11)	Includes options to purchase 225,000 shares of Common Stock at $1.59 per share and 33,333 shares at $3.89 per share. Also includes 25,000 shares of restricted stock that vest in May 2009.

12)	Includes options to purchase 275,000 shares of Common Stock at $1.80 per share and 33,333 shares at $3.89 per share. Also includes 25,000 shares of restricted stock that vest in May 2009.

13)	Includes options to purchase 160,000 shares of Common Stock at $2.27 per shares and 25,000 shares at $3.89 per share. Also includes 20,000 shares of restricted stock that vest in May 2009.

14)	Includes options to purchase 135,000 shares of Common Stock at $1.98 per share and 33,333 shares at $3.89 per share. Also includes 23,334 shares of restricted stock that vest in May 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with related persons

Our Audit Committee is responsible for reviewing and approving or ratifying related-persons transactions. A related person is any executive officer, director, nominee for director or more than 5% stockholder of iCAD, including any of their immediate family members, and any entity owned or controlled by such persons. In addition, pursuant to our Code of Business Conduct and Ethics, all of our employees and directors who have become aware of a conflict or potential conflict of interest, are required to notify our Chief Executive Officer.  There are no written procedures governing any review of related person transactions.

Certain Transactions

The Company had previously entered into a Revolving Loan and Security Agreement and related Convertible Revolving Credit Promissory Note dated October 26, 1987, as amended, (the “Prior Loan Agreement”) with Mr. Robert Howard, the former Chairman of the Board of Directors and a current principal stockholder of the Company, under which Mr. Howard had agreed to advance funds, or to provide guarantees of advances made by third parties in an amount up to $5,000,000.  As a condition to, and simultaneously with, the execution  of  a Loan and Security Agreement, with RBS Citizens, N.A., on June 30, 2008, the unpaid principal amount and accrued interest of the Prior Loan Agreement, was extinguished as follows:  (1) a total of $2,000,000 principal amount under the Prior Loan Agreement, together with $351,917 of accrued and unpaid interest on such principal amount, was converted by Mr. Howard into 1,622,012 shares of Common Stock per the original terms of the Prior Loan Agreement and (2) the remaining principal balance under the Prior Loan Agreement of $258,906, together with accrued and unpaid interest of $55,598 on such principal amount, was paid in cash to Mr. Howard.  The outstanding indebtedness under the Prior Loan Agreement has therefore, been fully converted and satisfied and the Prior Loan Agreement was terminated as of June 30, 2008.

On June 19, 2006, the Company and Dr. Lawrence Howard, who subsequently became a director and is currently the Chairman of the Board of Directors of the Company, entered into a Note Purchase Agreement with respect to the purchase by Dr. Howard from the Company of an aggregate of $200,000 principal amount of a 7% Convertible Note of the Company due June 19, 2008 (the “Howard Note”) at a purchase price of $200,000.  Interest on the Howard Note was payable on the due date.  On June 19, 2008, the $200,000 principal amount under the Howard Note, together with $28,000 of accrued and unpaid interest on such principal amount, was converted by Dr. Howard into 152,000 shares of Common Stock at $1.50 per share conversion price as set forth in the Howard Note.  The Howard Note has, therefore, been fully converted and satisfied and was terminated as of June 19, 2008.

On June 20, 2006, the Company and Mr. Kenneth Ferry, the Company’s Chief Executive Officer, entered into a Note Purchase Agreement with respect to the purchase by Mr. Ferry from the Company of an aggregate of $300,000 principal amount of a 7% Convertible Note of the Company due June 20, 2008 (the “Ferry Note”) at a purchase price of $300,000.  Interest on the Ferry Note was payable on the due date.  On June 20, 2008, the $300,000 principal amount under the Ferry Note, together with $42,000 of accrued and unpaid interest on such principal amount, was converted by Mr. Ferry into 228,000 shares of Common Stock at $1.50 per share conversion price as set forth in the Ferry Note.  The Ferry Note has, therefore, been fully converted and satisfied and was terminated as of June 20, 2008.

On September 12, 14 and 19, 2006 the Company entered into Note Purchase Agreements with respect to the purchase from the Company of a total of $2,300,000 principal amount of its 7.25% Convertible Promissory Notes (the “Notes”) by directors, former directors, officers and employees of the Company, including the following: Mr. Robert Howard (as to $1,350,000), former Chairman of the Board and director of the Company, another former director of the Company (as to $300,000), and Dr. Elliot Sussman (as to $100,000), a director of the Company, Mr. Steven Rappaport (as to $300,000) who subsequently became and is currently a director of the Company and Dr. Lawrence Howard (as to $100,000) who subsequently became a director and is currently Chairman of the Board and a director of the Company, and $50,000 by each of the following executive officers and/or employees of the Company: Mr. Jeffrey Barnes, Ms. Stacey Stevens and Ms. Annette Heroux.  The Notes were due two years from the date of issue. On September 12, 14 and 19, 2008, the total principal amount of $2,300,000 under the Notes, together with $333,500 of accrued and unpaid interest on such principal amount, were converted into 1,549,117 shares of Common Stock at $1.70 per share conversion price as set forth in the Notes.  The Notes have, therefore, been fully converted and satisfied and were terminated as of September 12, 14 and 19, 2008, respectively.

AUDIT COMMITTEE REPORT

The Audit Committee met with management and representatives of BDO Seidman, LLP to review preparations for the audit including review of control procedures required pursuant to implementation of Section 404 of the Sarbanes-Oxley Act of 2002, and the procedures and timing of the audit of our financial statements.  Following completion of the audit of the financial statements, the Audit Committee met with representatives of BDO Seidman, LLP and management to review the audit findings. The Audit Committee also discussed with representatives of BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards 61, as amended, “Communication with Audit Committees”, as adopted by the Public Accounting Oversight Board.

The Audit Committee received the written disclosures and the confirming letter from BDO Seidman, LLP required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with BDO Seidman its independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008.

The Audit Committee -
Steven Rappaport (Chairperson), Anthony Ecock, Elliot Sussman, M.D.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP has audited and reported upon the financial statements and internal controls over financial reporting of iCAD for the fiscal years ended December 31, 2008 and 2007.   BDO Seidman, LLP has been selected by the Audit Committee of the Board of Directors to examine and report upon our financial statements for the fiscal year ending December 31, 2009. A representative of BDO Seidman, LLP may be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and may be available to respond to appropriate questions.

Audit Fees.  The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements and audit of internal controls over financial reporting for the years ended December 31, 2008 and 2007, the review of the financial statements included in the Company's Forms 10-Q and consents issued in connection with the Company’s filings on Form S-3 and S-8 for 2008 and 2007 totaled $370,000 and $351,200, respectively.

Audit-Related Fees.  The aggregate fees billed by BDO Seidman, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, for the years ended December 31, 2008 and 2007, and are not disclosed in the paragraph captions “Audit Fees” above, were $0.

 Tax and all other Fees. No tax fees or other fees were paid to BDO Seidman, LLP for the years ended December 31, 2008 and 2007.

Pre-Approval Policies and Procedures

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP in 2008.  Consistent with the Audit Committee's responsibility for engaging the Company’s independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee.  The full Audit Committee pre-approves proposed services and fee estimates for these services.  The Audit Committee chairperson or their designee has been designated by the Audit Committee to pre-approve any services arising during the year that were not pre-approved by the Audit Committee.  Services pre-approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting.  Pursuant to these procedures, the Audit Committee pre-approved the foregoing audit services provided by BDO Seidman, LLP.

PROPOSAL II

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2007
STOCK INCENTIVE PLAN

Subject to stockholder approval at the Annual Meeting the Board has approved an amendment to the iCAD, Inc. 2007 Stock Incentive Plan (the “Stock Incentive Plan” or “2007 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2007 Plan by 3,000,000 shares from 2,250,000 shares to 5,250,000 shares.  The reason for seeking stockholder approval of Proposal II is to satisfy certain requirements of (i) the Code, related to Incentive Stock Options, as defined below, and performance-based compensation under Code Section 162(m) and (ii) applicable NASDAQ Marketplace Rules.

The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock.  The Board has found that the grant of options and stock awards under its existing stock option and stock incentive plans, including the 2007 Plan, has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants.  Accordingly, the Board believes that its ability to continue to grant awards under the 2007 Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company’s ability to be competitive.  The Company believes that there is not a sufficient amount of Common Stock available for future grants of options or stock-based awards under the 2007 Plan and the Company’s other existing stock option and stock incentive plans.  As of the Record Date 68,014 shares of Common Stock were available for issuance under all of the Company’s stock options and incentive plans, including under the 2007 Plan.  The last sale price of the Common Stock on May 1, 2009 was $1.23.

If the amendment to the Stock Incentive Plan is approved by the stockholders, additional options or other stock-based awards may be granted under the Stock Incentive Plan. If the amendment is approved, the additional shares of Common Stock may be used in connection with the quarterly grants of options to those persons who are Non-Employee Directors, initial option grants to any new director, and any options that may be issued to a Non-Employee Director who elects to receive options in lieu of cash Board Meeting or Board Committee fees, all as provided for under the Non-Employee Director Compensation Program adopted by the Board for 2009. The Administrator of the 2007 Plan has not made any other determinations with respect to the grant of any options, restricted stock awards or other stock-based awards covering the additional shares of Common Stock authorized by the amendment to any director, executive officer or other employee of the Company or any other eligible person, although it may do so in the future. Because grants of awards under the Plan may be made to employees, Non-Employee Directors, independent agents, consultants and others as determined by the Administrator of the 2007 Plan,  there is no way to predict  how many participants will ultimately receive awards in the future under the 2007 Plan. As of the Record Date there were 116 employees of the Company.

The following summary of the 2007 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2007 Plan as proposed to be amended at the Annual Meeting, set forth as Appendix A to this Proxy Statement. Capitalized terms used in the summary but not defined in it will have the meanings assigned to them in the 2007 Plan.

Awards.

The 2007 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2007 Plan, (i) the 2007 Plan currently provides for a total of 2,250,000 shares of Common Stock to be available for distribution pursuant to the 2007 Plan, provided, however, that if this proposal is approved the maximum number of shares that may be issued under the 2007 Plan will increase to 5,250,000, and subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Common Stock with respect to which Options, Deferred Stock, Restricted Stock or Other Stock-Based Awards may be granted or measured to any participant under the 2007 Plan during any calendar year or part thereof shall not exceed 800,000 shares. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the 2007 Plan shall continue to be 2,250,000 shares. If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price or surrendered to the Company for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the 2007 Plan. The exercise price of any granted stock option or other-stock based award may not be reduced (including as a result of the substitution of a new option or other stock-based award for a previously granted option or other stock-based award) under the 2007 Plan without stockholder approval except for any reductions required as a result of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Company’s Common Stock or other change in corporate structure affecting the Common Stock, and such adjustment is made in order to prevent dilution or enlargement of rights of the holder of the stock option or other stock-based award.

Administration.  The 2007 Plan provides that it may be administered by the Board of Directors (the “Board”) or a Committee (the “Committee”) consisting of two or more members of the Board of Directors appointed by the Board. The 2007 Plan also provides that each member of the Committee shall, to the extent practicable, be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act (“Rule 16b-3”) and, if practicable, shall also qualify as “outside directors” for the purpose of the performance-based compensation exception under Code Section 162(m) except to the extent that the Board determines that such compliance is not necessary or that it is not desirable or that it is not practicable. The Board or the Committee, as the case may be, determines, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price.  The Board or the Committee also determines the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. The Board or Committee may delegate some of the functions referred to above to the Company’s Chief Executive Officer or Chief Financial Officer.

Eligibility and Participation.  Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Options or other Awards under the 2007 Plan.  In addition, Non-Qualified Stock Options and other Awards may be granted under the 2007 Plan to any person, including, but not limited to, directors,  independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company.  Eligibility under the 2007 Plan is determined by the Board or the Committee, as the case may be.

A participant’s right, if any, to continue to serve the Company as a director, executive officer, other key employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2007 Plan.  Participants may receive one or more Awards under the 2007 Plan.

Forms of Awards

Stock Options.  The 2007 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options.  The Board or the Committee, as the case may be, determines those persons to whom Stock Options may be granted.

Incentive Stock Options granted pursuant to the 2007 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2007 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”)), and under certain circumstances set forth in the 2007 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement at normal retirement age or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board or Committee determines to shorten or extend the exercise periods.  Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee.  The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value.  The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

Under the 2007 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2007 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances.  Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants.  No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2007 Plan until the full option price has been paid by the optionee.  The Board of Directors or the Committee may grant individual options under the 2007 Plan with more stringent provisions than those specified in the 2007 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides.  Stock options granted under the 2007 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option’s date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder).  The 2007 Plan will remain in effect until all stock options are exercised or terminated.  Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Restricted and Deferred Stock Awards.  Under the 2007 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2007 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

Performance-Based Awards and Performance Goals.  Certain Awards made under the 2007 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as “Performance-Based Awards”).  Under Code Section 162(m), the Company’s tax deduction may be limited to the extent total compensation paid to the Chief Executive Officer, or any of the four most highly compensated executive officers (other than the Chief Executive Officer) exceeds $1 million in any one tax year. Among other criteria, Awards only qualify as Performance-Based Awards if at the time of grant the Committee is administrating the 2007 Plan and the Committee is comprised solely of two or more “outside directors” (as this term is used in Code Section 162(m) and the regulations thereunder).  In addition, the Company must obtain stockholder approval of material terms of performance goals for such “performance-based compensation.”

The following performance goals set forth in the 2007 Plan were previously approved by stockholders of the Company at the time of the adoption of the 2007 Plan by the stockholders of the Company in 2007 and all such performance goals continue to apply:  net sales; pretax income before allocation of corporate overhead and bonus; pre-tax income before FAS 123R expense; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent;  payroll as a percentage of sales; inventory turnover; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.  The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements.  Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

All Stock Options and certain Stock Awards, Performance Awards, and Other Awards granted under the 2007 Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Code Section 162(m).

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Effect of a Change of Control. Upon a “Change of Control” (as defined in the 2007 Plan) unless a majority of the Board determines otherwise prior to such Change of Control, generally, all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not exercisable at the time and any such option shall remain exercisable in full until it expires pursuant to its terms and all restrictions and deferral limitations contained in any Restricted Stock Award, Deferred Stock Award and Other Stock-Based Award granted under the 2007 Plan shall lapse.

Termination of Employment. The 2007 Plan provides for certain periods after termination of employment during which a participant may exercise a Stock Option if employment is terminated due to death or disability or normal retirement, as defined in the 2007 Plan. A participant whose employment is terminated for any reason, including, without limitation, retirement, death or disability, forfeits all unvested, unexercisable and unearned Awards granted to the participant.  Except as set forth above the Board or Committee, as the case may be, shall determine the post employment rights of a participant with respect to an Award that was vested or earned prior to termination.  The 2007 Plan’s provisions relating to termination of employment may be modified in the discretion of the Board or Committee.

Term and Amendment.  No award under the 2007 Plan will be granted after July 10, 2017.  The Board may at any time, and from time to time, amend any of the provisions of the 2007 Plan, and may at any time suspend or terminate the 2007 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the 2007 Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation.  The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to certain provisions of the 2007 Plan,  no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the  Participant's consent, except for such amendments which are made to cause the 2007 Plan to qualify for the exemption provided by Rule 16b-3. Moreover, the exercise price of any granted stock option or other stock-based award may not be reduced (including as a result of the substitution of a new option or other stock-based award for a previously granted option or other stock-based award) under the 2007 Plan without stockholder approval except for any reductions required as a result of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, and such adjustment is made in order to prevent dilution or enlargement of rights of the holder of the stock option or other stock-based award.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2007 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code.  The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law.  The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b).  The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options.  Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the 2007 Plan (see, however, discussion of alternative minimum tax below).  If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction.  If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price.  Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss.  The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse).  If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”).  The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT.  In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares.  The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock.  If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered.  The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise.  The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options.  Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Stock Incentive Plan.  On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares.  The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.  For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000.  An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above.  Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered.  The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Awards.  The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant.  If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant.  If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time.  Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt.  In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award.  However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction.  For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares.  Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment.  The Company will be entitled to a deduction (subject to the limitations contained in Code Section 162(m)) in such amount and at such time as ordinary income becomes taxable to the participant.

Performance Awards.  The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved.  If a performance award consists of a promise to deliver Common Stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the Common Stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

 Company Deduction.  Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements.  Under Code Section 162(m), however, the Company will be denied a deduction for a taxable year for certain compensation exceeding $1,000,000 paid to the individual who is, as of the end of the taxable year, the Company’s Chief Executive Officer or one of the three highest compensated officers for the taxable year whose total compensation is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of such individuals being among the three highest compensated officers (other then the Chief Executive Officer or the Chief Financial Officer, excluding (among other things) certain performance-based compensation.

Awards Under the 2007 Plan

 The following table sets forth certain information regarding equity awards that were granted under the 2007 Plan (other than awards that have since been cancelled). Additional information concerning restricted stock granted in 2008 to the Named Executive Officers (which awards are also reflected in the restricted stock column in the following table) is set forth in the table under “Executive Compensation – Executive Compensation Tables-Grants of Plan Based Awards” above.

	Name and Principal Position	Amount of Options		Amount of restricted stock
Kenneth Ferry	President, Chief Executive Officer	200,000		400,000
Darlene Deptula-Hicks	Executive Vice President of Finance, Chief Financial Officer	100,000		120,592
Jeffrey Barnes	Senior Vice President of Sales	100,000		119,709
Stacey Stevens	Senior Vice President of Marketing and Strategy	100,000		114,709
Jonathan Go	Senior Vice President of Research and Development	75,000		85,000
Lawrence Howard	Director	30,000		-
Rachel Brem	Director	94,528		-
Anthony Ecock	Director	40,000		-
Steven Rappaport	Director	94,650		-
Maha Sallam	Director	7,500		2,500
Elliot Sussman	Director	105,968		-

Executive Officers as a Group (5 persons)		575,000		840,010
Non-executive Directors as a Group (5 persons)		365,146	(1)	-
Non-executive Employees as a Group (65 persons)		328,000	(2)	75,188

(1)  Does not include 61,811 shares previously granted to former non-executive Directors of the Company.
(2)  Includes 7,500 stock options and 2,500 restricted stock awards granted to Ms. Sallam in her capacity as a non-executive employee, which are not reflected in the Non-executive Directors as a Group column.

Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2008.

Plan Category:	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:	3,573,726	$2.91	195,185
Equity compensation plans not approved by security holders (1):	2,521,111	$3.14	-0-
Total	6,094,837	$3.00	195,185

(1)
Represents the aggregate number of shares of Common Stock issuable upon exercise of individual arrangements with warrant and non-plan option holders.  These warrants and options are five years in duration, expire at various dates between December 15, 2009 and November 3, 2011, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options granted under stockholder approved plans. See Note 5 of Notes to our consolidated financial statements in our 2008 Form 10-K for a description of our Stock Option and Stock Incentive Plans and certain information regarding the terms of the non-plan options.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2010 must submit a notice containing  the proposal in proper form consistent with our By-Laws, addressed to the attention of our Corporate Secretary at our address set forth on the first page of this proxy statement and in accordance with applicable regulations under Rule 14a-8 of the Exchange Act, not later than January 4, 2010 in order for the proposition to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting. Under our By-Laws, to be in proper form, each such notice must set forth as to each matter the stockholder proposes to bring before the meeting: (i) a description of each item of business proposed to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and record address of the stockholder proposing to bring such item of business before the meeting; (iii) the class or series and number of shares of our stock which are held of record or owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date then shall have been made publicly available) and as of the date of such notice; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting, and (vi) all other information which would be required to be included in a proxy statement filed with the SEC if, with respect to any such item of business, such stockholder were a participant in a solicitation subject to Section 14 of the Exchange Act .

If a stockholder submits a proposal after the January 4, 2010 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our annual meeting of stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2009 to be held in 2010, the proposal, which must be presented in a manner consistent with our By-Laws and applicable law, must be submitted to our Corporate  Secretary in proper form at the address set forth above so that it is received by our Corporate  Secretary not less than 50 nor more than 75 days prior to the meeting unless less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, in which case, no less than the close of business on the tenth day following the date on which the notice of the date of the meeting was mailed or other public disclosure of the date of the meeting was made.

We did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

              Our proxy statement and 2008 annual report to stockholders is being made available to our stockholders via the Internet. If you would like to receive printed copy of our proxy statement and annual report, you should follow the instructions for requesting such information in the Notice you receive.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s public reference room in Washington, D.C. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov.  Stockholders may also request copies of our Annual Report on Form 10-K for the year ended December 31, 2008 and any amendments thereto, except for exhibits to the report, without charge, by submitting a written request to the Company’s Corporate Secretary at 98 Spit Brook Road, Suite 100, Nashua, NH 03062 .

OTHER INFORMATION

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing, posting and mailing the Notice and, as applicable, this proxy statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send the Notice and any proxies and proxy materials to the beneficial owners of Common Stock, and we may reimburse such persons for their expenses.

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting.  If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,
Kenneth Ferry,
President and Chief Executive
Officer
May 4, 2009

EXHIBIT A

iCAD, Inc.

AUDIT COMMITTEE CHARTER

Purpose

There shall be a committee of the Board of Directors of iCAD, Inc. (the "Company") to be known as the audit committee.  The audit committee’s purpose is to:

(A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(B) prepare an audit committee report as required by the Securities and Exchange Commission’s (“SEC”) rules to be included in the Company’s annual proxy statement, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-K with the SEC.

Composition

The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market, or any successor rule, (except as set forth in Rule 4350 (d)(2)(B) or any successor rule); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, or any successor rule (subject to the exemptions provided in Rule 10A-3(c) or any successor rule); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.  Additionally, at least one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board of Directors of the Company shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings as will any member of the audit committee to whom any duty or responsibility is delegated by the Chairman or by a majority of the members of the committee.  An audit committee member may be removed by the Board of Directors at any time in its discretion, whereupon the resulting vacancy may be filled by the Board of Directors upon recommendation of the Nominating and Corporate Governance Committee.

1

Specific Responsibilities and Authority

The specific responsibilities and authority of the audit committee shall be as follows:

(A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

(B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

(C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

(D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board of Directors, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of  the audit committee that are necessary or appropriate in carrying out its duties;

(E) ensure its receipt from the Company’s outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with the rules of the Public Company Accounting Oversight Board, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the outside auditor;

(F) review and reassess the adequacy of the audit committee’s charter annually;

(G) comply with all pre-approval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7);

(H) if no other committee of the Board has been delegated with the responsibility for reviewing any transaction between the Company and any related person that are required to be disclosed pursuant to SEC Regulation S-K, item 404 and any successor rule (“Item 404”) and reviewing other related person transactions for potential conflicts of interest, the audit committee shall conduct such review. The terms “related person” and “transaction” shall have the meanings given to such terms in Item 404, as may be amended from time to time;

2

 and

(I) make such other recommendations to the Board of Directors on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

Meetings

The audit committee shall meet at least two times per year, or more frequently as circumstances require.  One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member.  The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit or other services as independent contractors).

Delegation

Any duties and responsibilities of the audit committee, including, but not limited to, the authority to pre-approve all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

Limitations

The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements.  The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing.  Management of the Company has the responsibility for preparing the financial statements and implementing internal controls over financial reporting and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter.  The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors.  The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud.  In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

3

EXHIBIT B

iCAD, INC.

COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee of iCAD, Inc. (the “Corporation”) is appointed by the Board of Directors to assist the Board in carrying out the Board’s responsibilities relating to compensation of the Corporation’s directors and officers.  The Compensation Committee has overall responsibility for evaluating and approving the director and officer compensation plans, policies and programs of the Corporation.

The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement, in accordance with applicable rules and regulations.

Composition

The Compensation Committee shall consist of no fewer than two members.  Each member of the Compensation Committee must (i) be an independent director of the Corporation satisfying the independence requirements of the NASDAQ Stock Market and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

The Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, shall appoint the members of the Compensation Committee.  Subject to earlier removal by the Board of Directors, each member shall serve until he or she is no longer a director of the Corporation, and until his or her successor shall have been duly elected and qualified.  A Compensation Committee member may be removed by Board of Directors at any time in its discretion, whereupon the resulting vacancy may be filled by the Board of Directors upon recommendation of the Nominating and Corporate Governance Committee.  The Compensation Committee members shall elect a chairperson by a vote of a majority of the full Compensation Committee, or, if the members have failed to do so, then the Board of Directors shall designate a chairperson.

The Compensation Committee may form and delegate authority to subcommittees of this Compensation Committee when appropriate.

Structure and Meetings

The Compensation Committee shall meet not less than annually.  The chairperson of the Compensation Committee shall preside at each meeting of the Compensation Committee, except that in the absence of the chairperson at any particular meeting, then the Compensation Committee member designated by the chairperson shall preside at such meeting.  The chairperson shall, after consultation with the other members of the Compensation Committee, (i) determine the dates, times and places for meetings of the Compensation Committee, and (ii) set the agenda for each meeting.  A majority of the total number of Compensation Committee members then in office shall constitute a quorum for the transaction of committee business and all matters to be decided by the Compensation Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Compensation Committee.

1

Duties and Responsibilities

The Compensation Committee shall have the following power, authority and direct responsibilities:

•
Based upon corporate goals and objectives approved by the full Board of Directors, review and approve annually corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (“CEO”), annually evaluate the CEO’s performance in light of those goals and objectives, and, consistent with the requirements of any employment agreement, recommend the CEO’s compensation levels based on this evaluation.  The CEO shall not be permitted to be present during voting or deliberations relating to CEO compensation.

•
Make recommendations to the Board with respect to director and non-CEO officer compensation, incentive compensation plans and equity-based plans.  The CEO may be present during voting or deliberations relating to non-CEO compensation.

•
Produce a Compensation Committee Report as required by the SEC to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the SEC.  In this regard,  the Compensation Committee shall review and discuss with the Corporation’s management the Compensation Discussion and Analysis (“CD&A”) required by the Securities and Exchange Commission Regulation S-K, Item 402.  Based on such review and discussion, the Compensation Committee shall determine whether to recommend to the Board of Directors that the CD&A be included in the Corporation’s annual report or proxy statement for the annual meeting of stockholders.

•
The Compensation Committee shall annually review and recommend to the Board the following items with respect to the CEO and the executive officers of the Corporation (as defined by Section 16 and Rule 16a-1(f) of the Securities  Exchange Act of 1934): (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms.

•	The Compensation Committee shall annually review and reassess the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

•
The Compensation Committee shall perform such other duties and responsibilities as may be assigned to the Compensation Committee from time to time by the Board of Directors, including without limitation:

a.	The implementation and administration of the Corporation’s incentive and equity-based compensation plans to the extent permitted by such plans;
b.
Review and make recommendations to the Board of Directors on (i) the competitiveness of the Corporation’s compensation and benefit plans for directors and key management employees and the employee relations policies and procedures applicable to key management employees; and (ii) such other matters relating to the organization of the Corporation and the compensation of executive officers and key management employees as the Compensation Committee may in its own discretion deem desirable.

2

Operating Policies

1.           The Compensation Committee shall keep the minutes of all Compensation Committee meetings (designating in its discretion an individual to record the minutes) and approve the minutes by subsequent action.  The Compensation Committee shall circulate the approved minutes of the Compensation Committee meetings to the full Board of Directors for review.

2.           The Compensation Committee shall determine its rules of procedure in accordance with the Corporation’s principles of corporate governance and its Bylaws.

3.           At each regular meeting of the Board of Directors held following a Compensation Committee meeting, the Compensation Committee shall report to the Board of Directors regarding the actions, activities and findings of the Compensation Committee since the last Board of Directors meeting, as well as any recommendations for action by the Board of Directors, when appropriate.

4.           In discharging its responsibilities, the Compensation Committee shall have full access to any relevant records of the Corporation and may also request that any officer or employee of the Corporation or the Corporation’s outside counsel meet with members of, or consultants to, the Compensation Committee.  The Committee may also retain, at the Company’s expense, such experts and other professionals as it deems necessary in discharging its responsibilities.

3

APPENDIX A

iCAD,  INC.

2007 Stock Incentive Plan

Section 1.   Purposes; Definitions.

The purpose of the iCAD,  Inc. 2007 Stock Incentive Plan is to enable iCAD,  Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of iCAD, Inc.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	"Board" means the Board of Directors of iCAD, Inc.

(b)	"Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

(c)	"Change of Control" shall have the meaning ascribed thereto in Section 10 below.

(d)           "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(e)	"Committee" means any committee of the Board, which the Board may designate.

(f)	"Company" means iCAD, Inc., a corporation organized under the laws of the State of Delaware.

(g)	“Covered Employee” shall mean any employee of the Company or any of its Subsidiaries who is deemed to be a “covered employee” within the meaning of Section 162(m) of the Code.

(h)
“Deferred Restricted Stock Account” shall mean an account established under this Plan on behalf of a Participant which shall be credited with Stock Units (as defined in Section 6 below)  as a result of such Participant’s election to defer his/her Restricted Stock (and, if applicable, dividend equivalents with respect to such shares of Restricted Stock).

(i)	"Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

(j)	"Disability" means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.

(k)
"Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

(l)	"Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(m)
"Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date:  (i) if the principal market for the Stock is a national securities exchange or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system or quotation medium, or on a consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

(n)
“409A Change” shall mean (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) (a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a  total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  The foregoing definition of “409A Change” shall be interpreted consistent with Code Section 409A and the Treasury regulations issued thereunder.

(o)	“409A Deferred Stock Award” shall mean a Deferred Stock award that is or has become subject to Section 409A of the Code.

(p)	“Identification Date” shall mean each December 31.

(q)	"Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

(r)	"Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(s)	"Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

(t)	"Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

(u)	“Participant” shall mean any person who has received an award of an Option, Deferred Stock, Restricted Stock or an Other-Stock Based-Award under the Plan.

(v)	"Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(w)	"Plan" means this iCAD Inc. 2007 Stock Incentive Plan, as hereinafter amended from time to time.

(x)	"Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

(y)	"Retirement" means Normal Retirement or Early Retirement.

(z)	"Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(aa)	"Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

(bb)
“Specified Employee” means any Participant (As hereinafter defined) who is (i) an officer of the Company and (ii) receives annual compensation from the Company in excess of $130,000 (or such other amount as determined pursuant to Code Section 416(i)(1)(A)(i)).  The term Specified Employee shall also include any other individual who satisfies the definition of specified employee under Code Section 409A.  A Participant is a Specified Employee if he/she meets the foregoing requirements at any time during the 12-month period ending on an Identification Date.  If a Participant is a Specified Employee as of an Identification Date, such Participant is treated as a Specified Employee for the 12-month period beginning on the first day of the fourth month following the Identification Date.

(cc)	"Stock" means the Common Stock of the Company, $.01 par value per share.

(dd)	"Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

(ee)
"Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

(ff)
“Unforeseen Emergency means a severe financial hardship to the Participant  resulting from an illness or accident of the Participant, the Participant’s spouse or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

Section 2.  Administration.

The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and to the extent practicable, shall be a "Non-Employee Director," as defined in Rule 16b-3 and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation. To extent practicable, the members of the Committee shall each be an “outside director” within the meaning of Section 162(m) of the Code and the regulations  thereunder.

The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)
to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

(ii)
to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)	to determine the number of shares of Stock to be covered by each award granted hereunder;

(iv)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

(v)
to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

(vi)
to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise or purchase prices and/or containing other less favorable terms, provided, however, that no such substitution shall result in the reduction of the exercise price of a previously granted Stock Option without stockholder approval and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms provided, however, the exercise price of any new Other Stock-Based Award may not be reduced without stockholder approval. Notwithstanding the foregoing, no stockholder approval shall be required to reduce the exercise price of a previously granted Stock Option or Other Stock-Based Award as a result of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, and such adjustment is made in order to prevent dilution or enlargement of rights of the holder of the Stock Option or Other Stock- Based Award as provided in Section 3 hereof.

Subject to Section 11 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

Subject to the provisions of the Plan and notwithstanding anything to the contrary above, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the "CEO") or the Chief Financial Officer of the Company (the “CFO”) the authority, subject to such terms as the Board or the Committee, as the case may be, shall determine, to determine and designate from time to time the employees or other persons to whom awards under the Plan may be granted and to perform other specified functions under the Plan; provided, however, that the CEO or CFO, as the case may be,  may not grant any award to, or perform any function related to an award to, himself or herself, as the case may be, or any individual (i) who is an executive officer of the Company or (ii) then subject to Section 16 of the Exchange Act or (iii) who is or, in the determination of the Board or the Committee, as the case may be, may become a Covered Employee, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (iv) where the grant or performance of such function by the CEO or CFO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the  Committee, as the case may be, granting such authority may authorize the CEO or CFO to grant awards pursuant to the Plan and may set forth the types of awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Plan participant and to all participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price) of an award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO or CFO, as the case may be, to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the awards granted pursuant to the delegated authority and, with respect to each award: the name of the participant, the date of grant of the award, the number of shares of Stock subject to the award, the exercise period and exercise price, if any and vesting provisions of such award. All awards granted pursuant to delegated authority are subject to the resolutions of the Board or the Committee, as the case may be,  granting such authority.

The Board or the Committee, or the case may be,  may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or Committee, as the case may be.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan Participants.

Section 3.   Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 5,250,000 shares.  Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock award, Deferred  Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an award that remain unissued upon the cancellation, surrender, exchange or termination of such award without having been exercised or settled, (ii) any shares of Stock subject to an award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an award  and (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an award, shall again be available for distribution under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number.  Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

Subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options, Deferred Stock, Restricted Stock or Other Stock-Based Awards may be granted or measured to any Participant under the Plan during any calendar year or part thereof shall not exceed  800,000 shares. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 2,250,000 shares of  Stock.

Section 4.   Eligibility.

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted  Options and awards under the Plan.  In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, directors,  independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company.  Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan.  The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees.  The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5.   Stock Options.

(a)
Grant and Exercise.  Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.  Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve.  The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan.  To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.  The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

(b)	Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i)
Option Price.  The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options and Non-Qualified Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

(ii)
Option Term.  The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(iii)
Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be.  If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

(iv)
Method of Exercise.  Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased.  Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock.  Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.  If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.  In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company.  Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary.  The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 13(a) below.

(v)
Transferability; Exercisability.  No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time).  Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

(vi)
Termination by Reason of Death.  Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii)
Termination by Reason of Disability.  Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(viii)
Termination by Reason of Retirement.  Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.  If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

(ix)
Other Termination.  Subject to the provisions of Section 13(g) below and unless otherwise determined by the Board  or Committee, as the case may be,  at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is  shorter.  For purposes of the Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect.  In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

(x)
Additional Incentive Stock Option Limitation.  In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

(xi)
Alternative Settlement of Option.  If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option.  Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

(xii)	Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 6.   Restricted Stock.

(i)
Grant and Exercise.  Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan.  The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.  The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

(b)	Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)
Restricted Stock, when issued, shall either be issued in book-entry form or will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded.  During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below.  Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)
Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable.  Unless the Board or Committee determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)
Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested.  Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)	Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

(c)	Restricted Stock Deferrals

(i)	Deferral Agreement

A Participant who may be or has been awarded Restricted Stock by the Company may make a deferral election under the Plan by completing and submitting to the Company a written Stock Deferral Agreement provided by the Company during the enrollment period. The Stock Deferral Agreement must comply with the timing conditions of Section (ii) below. The Stock Deferral Agreement shall indicate: (1) the number of shares of Restricted Stock a Participant elects to defer, (2) the disposition of dividend equivalents, and (3) the Participant’s election of a payment schedule for his or her Deferred Restricted Stock Account. Notwithstanding any provision to the contrary in this Plan, a Participant’s Deferred Restricted Stock Account is payable solely in shares of the Company’s common stock (with any fractional share paid in cash).  Dividend equivalent payments shall be made with respect to Stock Units, as defined in Section (iv) below,  credited to a Participant’s Deferred Restricted Stock Account in the amount that would have been paid (or reinvested) as a dividend if each Stock Unit were a share of common stock of the Company.  Subject to the participant’s election in Section 6(c)(i)(2) hereof, any such dividend equivalent shall be credited to the Participant’s Deferred Restricted Stock Account.  The number of Stock Units into which the dividend equivalents are converted shall be calculated based on the price per share of the Stock of the Company as of the date the dividend is paid.

(ii)	Timing of Stock Deferral Agreement

A deferral election relating to Restricted Stock will be invalid unless the election satisfies one of the following conditions:

(1)           The election may be made at any time that is no later than December 31 of the year prior to the year in which the Restricted Stock is granted or, with respect to Restricted Stock that is subject to a vesting period of at least twelve (12) months, the election made on or before the thirtieth (30th) day after the Participant is granted the Restricted Stock and further provided that the election is made at least twelve (12) months in advance of the earliest date on which the vesting period could expire.  Notwithstanding the foregoing to the contrary, a Participant shall not be permitted to elect to defer the receipt of Restricted Stock unless such election complies with Code Section 409A and Treasury Regulations, IRS Rulings and IRS Notices issued thereunder (a “Pre-Grant Stock Deferral Election”);

(2)           The election may be made later than the time or times set forth in (1) above, provided the deferral election period shall occur during the period which is at least twelve (12) months prior to the date on which the Restricted Stock becomes vested (a “Post-Grant Stock Deferral Election”). Any Post-Grant Stock Deferral Election must indicate a distribution date that is at least five (5) years later than the vesting date of the related Restricted Stock; or

(3)           In the case of Restricted Stock that qualify as performance-based under Code Section 409A, the election may be made no later than six (6) months prior to the vesting date of the Restricted Stock (a “Performance-Based Stock Deferral Election”).

(iii)	Effect of Deferral Election

Except as provided in Section 6(c)(vi) regarding changing a payment schedule election,  deferral elections are irrevocable.

(iv)	Additional Effect of Deferral Election on Restricted Stock

When a Participant makes a deferral election for Restricted Stock, such Participant shall continue to hold (or otherwise be credited with ownership of) the shares of Restricted Stock which are subject to the election, and remains able to exercise all rights of ownership accorded to him or her as the owner of unvested Restricted Stock with respect to such shares, as set forth in the Participant’s underlying Restricted Stock award agreement, until the day immediately prior to the “vesting date” of such deferred Restricted Stock shares. During such period, any dividends declared with respect to such deferred Restricted Stock shares shall be distributed in accordance with the provisions of the plan pursuant to which the Restricted Stock is granted (e.g., paid in cash to the Participant or reinvested in Stock), as provided in the Company’s Restricted Stock agreement.

On the day immediately prior to the “vesting date” of the deferred Restricted Stock shares subject to the stock deferral election, such shares are deemed to be surrendered to the Company by the Participant, and exchanged for stock units (“Stock Units”) which are simultaneously “deferred” (and credited to the Participant’s Deferred Restricted Stock Account pursuant to provisions of the Plan).

(v)	Effect of FICA/FUTA Obligation

As of the applicable vesting date, Restricted Stock is subject to taxation under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”). The Company, without the Participant’s consent, may satisfy the Company’s withholding obligation for FICA and FUTA taxes payable by the Participant with respect to the Restricted Stock by withholding from the deferral and thus reducing the deferral amount.

(vi)	Changing Payment Schedule Election

With respect to the portion of a Participant’s Account that is a Post-Grant Stock Deferral Election, the Participant shall be permitted to change his or her payment schedule election at any time, but only if: (1) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (2) if such subsequent election relates to a payment not made on account of the Participant’s death, disability or Unforeseeable Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (3) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment.

With respect to the portion of a Participant’s Account that is a Pre-Grant Stock Deferral Election or a Performance-Based Stock Deferral Election, the Participant shall be permitted to change his or her payment schedule election at any time by filing a new Stock Deferral Agreement, provided such election is made in accordance with the paragraph above, or prior to the time at which the election to defer the Restricted Stock must be made pursuant to a Pre-Grant Stock Deferral Election (Section 6(c)(ii)(1)) or a Performance-Based Stock Deferral Election (Section 6(c)(ii)(3)), as applicable.

Section 7.   Deferred Stock.

(a)
Grant and Exercise.  Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan.  The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards.  The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

(b)	Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(i)
Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(viii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.  At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred  Stock award.

(ii)
As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred  Stock award may be paid to the Participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

(iii)
Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(viii) below and this Section 7 and Section 13(g) below, upon termination of a Participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

(iv)	The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award.

(v)
In the event of an Unforeseen Emergency of a Participant whose employment with the Company or any Parent or Subsidiary is involuntarily  terminated (other than for Cause), the Board or the Committee, as the  case may be, may, at the request of the Participant, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(viii) below with respect to any or all of the Participant's Deferred Stock.

(vi)
In the event of the Participant's Retirement, Disability or death, or in cases of  an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of a Deferred  Stock award.

(vii)
In the event of the Participant's Retirement, Disability, death, or a 409A Change, or in cases of  an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive the limitations imposed hereunder (if any) with respect to a 409A Deferred  Stock Award.

(viii)
A Participant and/or the Board or the Committee, as the case may be, may elect to defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"); provided however, that (i) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (ii) if such subsequent election relates to a payment not made on account of the Participant’s death, disability or Unforeseen Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (iii) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment.

(ix)	Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 8.   Other Stock-Based Awards.

(a)
Grant and Exercise.  Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock.  The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be  made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.  The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

(b)	Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

(i)
Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

(ii)
The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award.  The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

(iii)
Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

(iv)
In the event of the Participant's Retirement, Disability or death, or in cases of  an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

(v)	Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the Participant.

Section 9.    Performance-Based Awards

(a)           In General.  All Options and certain Restricted Stock awards, Deferred  Stock awards, and Other Stock-Based Awards granted under the Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code.  Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”).  Awards may only qualify as Performance-Based Awards if they are granted by Committee at a time when the Committee is  comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder) (“Qualifying Committee”).

(b)           Options.  Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant should qualify as Performance-Based Awards.

(c)           Other Performance-Based Awards.  Restricted Stock awards, Deferred  Stock awards, and Other Stock-Based Awards granted under the Plan should qualify as Performance-Based Awards if, as determined by a Qualifying Committee, in its discretion, either the granting of such award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 9(d) below.  With respect to such awards intended to qualify as Performance-Based Awards:

(1)
the Qualifying Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(2)
no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Qualifying Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(3)
after the establishment of a performance goal, the Qualifying Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

(d)           Performance Measures.  The Qualifying Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards:  net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent;  payroll as a percentage of sales; inventory shrink;  employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.  The foregoing criteria shall have any reasonable definitions that the Qualifying Committee may specify, which may include or exclude any or all of the following items as the Qualifying Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements.  Any such performance criterion or combination of such criteria may apply to the Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Qualifying Committee may specify.

Section 10.     Change of Control Provisions.

(a)           A "Change of Control" shall be deemed to have occurred on the tenth day after:

(i)
any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act),  becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

(ii)
the consummation by any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) of a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for more than 50% of any class of the Company's capital stock; or

(iii)
the stockholders of the Company approve (A) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iv)
the Company consummates a merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(b)           In the event of a "Change of Control" as defined in Section 10(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 10 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

(i)
all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

(ii)
all restrictions and deferral limitations contained in Restricted Stock awards, Deferred  Stock awards and Other Stock-Based Awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant.  Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to a 409A Deferred  Stock Award or with respect to a Participant’s Deferred Restricted Stock Account shall not lapse under this Section 10(b) unless the “Change of Control” qualifies as a 409A Change.

Section 11.    Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation.  The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or Participant without the optionee's or Participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option.

Section 12.    Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 13.    General Provisions.

(a)
The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)
Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)
Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

(d)
No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount.  If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Parent or Subsidiary.

(e)	The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

(f)
Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(g)
A leave of absence, unless otherwise determined by the Board or Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

(h)
Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

(i)
The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(j)
If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code.  With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(k)
The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

(l)
The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

(m)
Notwithstanding anything in this Plan to the contrary, if the Participant is a Specified Employee and payment of his/her Deferrred Restricted Stock Account or Deferred Stock is being made on account of his/her separation from service, such payment shall be made not earlier than the sixth month anniversary of such Specified Employee’s separation from service.

Section 14.    Effective Date of Plan.

The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

Section 15.    Term of Plan.

No Stock Option, Restricted Stock award, Deferred  Stock award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

2451A iCad CST Proxy_03 4/29/09 5:57 PM Page 1

iCAD, Inc.

VOTE BY INTERNET
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of **iCAD, Inc.**, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on June 22, 2009.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Please mark your votes like this **X**

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

1. FOR the election of the seven Directors of the Company, each of whom will serve until the 2010 annual meeting of stockholders or until their successors are elected and qualified;

   NOMINEES: 01 Dr. Lawrence Howard, 02 Kenneth Ferry, 03 Dr. Rachel Brem, 04 Anthony Ecock, 05 Steven Rappaport, 06 Maha Sallam, 07 Dr. Elliot Sussman;

FOR all nominees listed above (except those stricken) ☐ **WITHHOLD AUTHORITY** to vote for all nominees listed above ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list above)

2. FOR the approval of an amendment to the Company's 2007 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 3,000,000 shares; FOR ☐ AGAINST ☐ ABSTAIN ☐

This proxy will be voted as directed, or if no direction is indicated, will be voted "for" the nominees for director and the other proposal listed above.

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION *(THIS BOXED AREA DOES NOT PRINT)*

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:____________ DATE:________ TIME:________

Registered Quantity ____________ Broker Quantity____________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ____________ **Signature if held jointly** ____________ **Date** ____________, **2009.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2451A iCad CST Proxy_03 4/29/09 5:57 PM Page 2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 23, 2009

This proxy statement and our 2008 Annual Report to Stockholders are available at http://www.cstproxy.com/icadmed/2009

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

iCAD, Inc.

98 Spit Brook, Suite 100
Nashua, New Hampshire 03062

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF iCAD, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 23, 2009.

The undersigned (i) acknowledges receipt of the Notice of the Annual Meeting of Stockholders of iCAD, Inc. (the "Company") to be held on Tuesday, June 23, 2009, at 11:00 a.m. local time at the Marriott Courtyard New York Manhattan/Midtown East, Empire Room, 866 Third Avenue (between 52nd and 53rd Street), New York NY 10022 and the Proxy Statement in connection therewith and (ii) appoints KENNETH FERRY and DARLENE DEPTULA-HICKS, and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned on May 1, 2009, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any postponements or adjournments thereof, and the undersigned directs that this proxy be voted as set forth on the reverse.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

(Continued, and to be marked, dated and signed, on the other side)